GALAXY
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FUNDS
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[GRAPHIC OMITTED]



TAXABLE BOND FUNDS REPORT

SHORT-TERM BOND FUND o INERMEDIATE GOVERNMENT INCOME FUND o
CORPORATE BOND FUND o HIGH QUALITY BOND FUND

------------------

ANNUAL
REPORT

FOR THE YEAR ENDED
OCTOBER 31, 1997


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
-------------
 CHAIRMAN'S
  MESSAGE
-------------

Dear Shareholder:

      Enclosed is your performance report for the Galaxy taxable bond funds for the fiscal year ended October 31, 1997. During this time, moderate growth and lower inflation pushed bond prices higher, making total returns for bonds better than historical averages.
      Investors will keep more of these and future returns, thanks to the Taxpayer Relief Act of 1997 (the"Act"). Among other provisions, the Act reduces the tax rates for long-term capital gains. For investments sold from May 7, 1997 through July 28, 1997, that you held more than 12 months, the top capital gains rate fell from 28% to 20%. The lower rate also applies to investments sold after July 28, 1997, that you held for more than 18 months. Under the same circumstances, the rate for investors in the 15% income tax bracket has dropped from 15% to 10%.
      New tax breaks for individual retirement accounts should also help investors keep more of what they earn. Beginning in 1998, there are higher income limits for deductible contributions by investors with company retirement plans. In addition, the participation of one spouse in a company retirement plan will not keep the other spouse from making deductible contributions, when the couple's joint income is less than $150,000. Furthermore, if you want to use money from a deductible IRA you may do so without penalty, even before age 59-1/2, to pay college expenses or buy a first home.
      You will also find tax savings from two new IRAs using nondeductible contributions. With the Roth IRA, you can make after-tax contributions of up to $2,000 each year and pay no taxes on all distributions after age 59 1/2. You may remove up to $10,000 from a Roth IRA before age 59 1/2, without taxes or penalty, to buy a first home. However, no tax-free distributions may be made until at least five years after you establish a Roth IRA. With the education IRA, you may contribute up to $500 in after-tax contributions for each child under age 18. You can withdraw earnings from the education IRA at any time, tax-free, to pay the child's education expenses. Both the Roth IRA and the education IRA are subject to certain income limits.
      Fleet Investment Advisors has prepared a guide to the new tax rules to help you understand these changes. We have also added a Roth IRA and an education IRA to our other retirement products. If you would like information on using IRAs with Fleet Galaxy Funds, or you have questions about this report, please call the Galaxy Information Center at 1-800-628-0414.

Sincerely,

/S/ Dwight E. Vicks, Jr.
    Dwight E. Vicks, Jr.
    Chairman of the Board of Trustees

MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF FLEET BANK

O ARE NOT GUARANTEED BY FLEET BANK

O ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF
  PRINCIPAL AMOUNT INVESTED

---------------
MARKET OVERVIEW
---------------

BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.
      Lower inflation drove interest rates down in the fiscal year ended October 31, 1997. As bond yields fell, bond prices rose, creating total returns that were better than historical averages.
      Because economic growth remained strong, investors worried frequently that interest rates would rise. Although the Federal Reserve (the "Fed") increased interest rates just once, ongoing uncertainty made bond prices volatile from time to time. By adjusting maturities and asset mixes to take advantage of these fluctuations, we helped the Galaxy taxable bond funds make the most of such an environment.

"Because economic growth remained strong, investors worried frequently that interest rates would rise. Although the Federal Reserve increased interest rates just once, ongoing uncertainty made bond prices volatile from time to time."

MODERATE GROWTH, LESS INFLATION
      On November 1, 1996, when the period began, the annual rate of inflation was about 3%, and 30-year Treasury bonds were yielding 6.64%. With signs that economic growth was weakening, and new hope for balancing the federal budget, long-term Treasury yields edged lower.
      Although inflation fell to 2.8% in the first months of 1997, there were signs of stronger growth. To control future inflation and curb an "irrational exuberance" in stock prices, the Fed raised short-term interest rates a modest 25 basis points in March. This, plus expectations for further rate hikes, pushed long-term Treasury yields to 7.17% by the middle of April, a nine-month high.
      Soon, however, it was clear the economy was not growing as strongly as investors feared, and bond yields reversed course. After improving at an annualized rate of 4.9% in the first quarter of 1997, the gross domestic product, which measures U.S. goods and services, grew by 3.6% in the second quarter. Further, inflation fell to 2.2% by the summer, its best performance in 10 years.

PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1997
Trust Shares

SHORT-TERM BOND FUND
Inception Date 12/30/91

1 yr.                  5.77%
3 yrs.                 6.73%
5 yrs.                 5.26%
Life                   5.40%

INTERMEDIATE GOVERNMENT INCOME FUND
Inception Date 9/1/88

1 yr.                  7.63%
3 yrs.                 8.16%
5 yrs.                 5.31%
Life                   7.48%

CORPORATE BOND FUND
Inception Date 12/12/94

1 yr.                  7.56%
Life                   9.10%

HIGH QUALITY BOND FUND
Inception Date 12/14/90

1 yr.                  8.36%
3 yrs.                10.33%
5 yrs.                 7.31%
Life                   8.27%

      Overall, growth moderated again in the third quarter, further depressing yields, interrupted by a brief backup in August. Then, with inflation headed even lower, bond prices quickly rebounded. The rally steepened late in the period, when economic problems in Asia drove both domestic and foreign investors to U.S. bonds. On October 31, 1997, after a 554-point loss in the Dow Jones Industrial Average, long-term Treasury yields stood at 6.14%.

"The rally steepened late in the period, when economic problems in Asia drove both domestic and foreign investors to U.S. bonds. On October 31, 1997, after a 554-point loss in the Dow Jones Industrial Average, long-term Treasury yields stood at 6.14%."

IMPROVING TOTAL RETURN
      During this time we found many opportunities to benefit from changes in the spreads between yields of different fixed income securities. After spreads widened, we added mortgage-backed securities, which benefited as higher interest rates reduced home loan prepayments.
      Following the move to higher rates in August, we added to longer-term maturities in Corporate and Treasury securities. When the risk of home loan prepayments increased, and yield spreads for mortgage investments and Treasuries narrowed, we traded mortgages for government securities.
      For most of the year yield spreads for government issues and corporate bonds were relatively tight. When economic concerns and changes in supply made corporate prices more attractive, however, we added investments from that sector. These investments performed well when investors favored corporate issues again.

PERFORMANCE AT-A-GLANCE

Average Annual Returns* as of October 31, 1997
Retail A Shares

SHORT-TERM BOND FUND
Inception Date 12/30/91

1 yr.                  1.67%
3 yrs.                 5.14%
5 yrs.                 4.32%
Life                   4.59%

INTERMEDIATE GOVERNMENT INCOME FUND
Inception Date 9/1/88

1 yr.                  3.33%
3 yrs.                 6.48%
5 yrs.                 4.32%
Life                   6.93%

HIGH QUALITY BOND FUND
Inception Date 12/14/90

1 yr.                  4.14%
3 yrs.                 8.76%
5 yrs.                 6.38%
Life                   7.58%

*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

SLOWER GROWTH, LOW RATES AHEAD
      We believe that in the months ahead economic growth may begin to slow. Gains in productivity are peaking, while consumer spending is exhibiting signs of a slowdown. If inflation continues at its moderate pace, there will be little reason for the Federal Reserve to raise short term interest rates in the immediate future.
      With low inflation expectations going forward, the current yield levels in the bond market look attractive. Therefore, we are inclined to keep the duration of the investments in the Galaxy taxable funds slightly longer than their respective benchmarks. With anticipation of future lower interest rates, we will continue to be very cautious of those mortgage-backed securities that will be susceptible to higher levels of homeowner prepayments. With economic growth and corporate earnings slowing, we believe that there may be some dislocation in corporate bond yield spreads over Treasury securities, creating appropriate investment opportunities in this sector.

PERFORMANCE AT-A-GLANCE

Average Annual Returns* as of October 31, 1997
Retail B Shares

SHORT-TERM BOND FUND
Inception Date 3/4/96

 4.99% One year returns before contingent deferred sales charge deducted. -0.01% One year returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
 4.29% Life of fund reurns before contingent deferred sales charge deducted. 1.95% Life of fund returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.

HIGH QUALITY BOND FUND
Inception Date 3/4/96

 7.59% One year returns before contingent deferred sales charge deducted. 2.59% One year returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
 5.22% Life of fund reurns before contingent deferred sales charge deducted. 2.88% Life of fund returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.

*Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respecively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

-----------------

PORTFOLIO REVIEWS
-----------------

GALAXY SHORT-TERM BOND FUND

By Perry Vieth
Portfolio Manager

[PHOTO OF PERRY VIETH]

GALAXY SHORT-TERM
BOND FUND

Distribution of Total Net Assets
as of October 31, 1997

Foreign Bonds &       Asset-Backed
Net Other Assets      and Mortgaged     Corporate Notes      U.S. Government
& Liabilities       Backed Securities      & Bonds        & Agency Obligations
    5%                    16%                55%                  24%

      As bond yields fluctuated over the past year, there were many changes in the spreads between yields of different income instruments. We helped the Galaxy Short Term Bond Fund benefit from this environment by emphasizing investments whose yields were particularly attractive, and adjusting maturities to optimize movements in yields.
      For the fiscal year ended October 31, 1997, the Fund's Trust Shares earned a total return of 5.77%, and its Retail A Shares had a total return of 5.64% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 4.99% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after the deduction of the front-end sales load and, on page 3, for returns after the deduction of the contingent deferred sales charge.)
      Over the same 12-month period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 6.12%, and the Lehman Brothers One-to-Three-Year Government Index had a return of 5.68%.

SEIZING YIELD OPPORTUNITIES
      At the end of 1996, when interest rates were falling, the Fund benefited from earlier purchases of issues that matured in two years. While maintaining an emphasis on asset-backed securities and other short-term corporate debt, we added certain longer-term corporate debt whose yields became attractive with increased supplies.
      As rates rose at the start of 1997, we traded one-year maturities for two-year maturities to lock in higher yields for more time. To take advantage of further yield increases, we purchased floating-rate corporate securities, whose coupons reset frequently. We also added investments in mortgage-backed securities, asset-backed securities, and other short-term corporate debt. Where we found opportunities to improve the Fund's yield, we swapped issues within the asset-backed sector.
      As interest rates peaked, we added some longer-term issues to enjoy higher yields for more time. We continued to balance these maturities with floating-rate issues in case interest rates reversed course. When market volatility caused corporate debt and mortgage-backed securities to underperform in October, the Fund benefited from its emphasis on high-quality issues -- whose prices were less vulnerable to volatility. We took advantage of attractive yields in mortgage-backed securities to increase our weighting in that sector.
      On October 31, 1997, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 5.26%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.82%, and Retail B Shares had a 30-day annualized 30-day SEC yield of 4.35%.

STAYING WITH QUALITY
      We believe the Fund's emphasis on quality and liquidity will serve it well in months to come. If the bond market remains volatile, however, we may give added emphasis to Treasury issues and mortgage-backed securities with government guarantees.
      As long as it looks like interest rates will remain near or below current levels, we do not plan to increase holdings of shorter-term issues. By balancing floating-rate securities with two- and three-year maturities, we hope to enhance the Fund's yield, while remaining prepared for any interest rate reversal.

Perry Vieth became manager of the Galaxy Short-Term Government Fund in March of 1996. He has managed fixed-income investments since 1986.

GALAXY SHORT-TERM BOND FUND
Growth of $10,000 Investment*
                                     Galaxy                          Galaxy
               Lehman Brothers     Short-Term        Galaxy         Short-Term
              One to Three Year    Bond Fund -      Short-Term      Bond Fund -
                 Government         Retail A        Bond Fund -      Retail B
  Date           Bond Index         Shares         Trust Shares       Shares

12/30/91          10,000             9,625           10,000
12/30/92          10,542            10,521           10,521
12/30/93          11,150            11,256           11,256
12/30/94          11,280            11,179           11,181
12/30/95          12,276            12,216           12,249           10,000
12/30/96          13,010            12,302           12,850            9,717
10/31/97          14,055            12,995           13,592           10,325

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures of Retail B Shares reflect the deduction of the maximumm 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY INTERMEDIATE
GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager


[PHOTO OF MARIE SCHOFIELD]

       Interest rate volatility over the past 12 months has resulted in wide swings in yield spreads among the various market sectors versus Treasury securities. In this environment, we have adjusted sector weightings and traded securities within each sector to maximize yield relative to total return performance. This, plus strategic realignments in our maturity and duration exposures, helped the Galaxy Intermediate Government Income Fund earn solid returns for shareholders.

      For the fiscal year ended October 31, 1997, the Fund's Trust Shares had a total return of 7.63%. Over the same time, the Fund's Retail A Shares had a total return of 7.33% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after the deduction of the front-end sales load.)

      Those returns compare with a return of 7.49% for the average intermediate bond fund tracked by Lipper, and a return of 7.49% for the Lehman Brothers Intermediate Government /Corporate Bond Index. As of October 31, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.65%, and its Retail A Shares had a 30-day SEC annualized yield of 5.15%.

Distribution of Total Net Assets
as of October 31, 1997

Corporate         Asset-Backed and      U.S. Government        Net Other
  Notes           Mortgage-backed          & Agency            Assets &
 & Bonds            Securities            Obligations         Liabilities

  20%                7%                     72%                 1%

PORTFOLIO STRATEGY
      Interest rates began to rise in December in response to an increase in economic growth and perceived inflationary pressures. Per our "Active Duration Discipline," which focuses on inflation-adjusted yields, maturities were shortened as Treasury yields moved below 6.5% and real yields fell toward 3.0% after adjusting for the 3.3% rate of inflation. This helped buffer the Fund against falling bond prices when interest rates subsequently rose. Additionally, mortgage-backed securities were added to the portfolio in view of their attractive yield spread and as a further defensive measure, increasing our allocation in this sector up to 31%.

      In the spring of 1997, as yield spreads on mortgages narrowed, our mortgage weighting was reduced in favor of corporate and Treasury issues. With Treasury yields at 7.0% and inflation slowing to 2.5%, real yields again offered value. Intermediate and longer term maturities were added to the portfolio at this time, extending the Fund's duration beyond that of its benchmark index. To further enhance yield, short term asset-backed securities were swapped for longer term issues maturing in three to five years.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
Growth of $10,000 investment*

               Lehman Brothers
                 Intermediate    Galaxy Intermediate Government Income Fund
                 Government/     ------------------------------------------
                  Corporate             Retail A           Trust
  Date           Bond Index              Shares            Shares

 9/01/88          10,000                 10,000           10,000
 9/01/88          10,312                 10,390           10,390
 9/01/89          11,399                 11,451           11,451
 9/01/90          12,240                 11,687           11,687
 9/01/91          13,933                 13,482           13,482
 9/01/92          15,326                 14,958           14,958
 9/01/93          16,850                 16,014           16,014
 9/01/94          16,524                 15,307           15,310
 9/01/95          18,596                 17,274           17,329
 9/01/96          19,866                 17,221           18,022
10/31/97          21,582                 18,483           19,376

*Since inception on 9/1/88. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which the investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

      Yields continued to fall over the summer with inflation declining to 2.2%, the lowest year-over-year rate since 1986. With the improved inflation environment, real yields remained at attractive levels and our maturity structure was kept long relative to its benchmark. This increased the Fund's gains as bond prices rallied. Lower coupon mortgage-backed issues having less prepayment risk were added late in the summer as spreads became more attractive. Corporate exposure was also reduced at this time with yield spreads at historically tight levels in this sector. Toward the end of the quarter, Treasuries benefited from a "flight to quality" associated with the upheaval in emerging and international markets. As a result, the yield curve continued to flatten with longer yields approaching 6.0%.

LONG-TERM YIELDS STILL ATTRACTIVE
      Although interest rates have dropped substantially, real yields continue to offer value. We plan to continue to keep the average maturity of the Fund long, as compared to its benchmark, until real yields become less attractive or economic growth fails to moderate. If rates fall much further, we may look for opportunities to take profits in mortgage-backed securities. Corporate exposure will continue to be concentrated in shorter-term, high quality issues.

Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in December of 1996. She has managed fixed-income investments since 1975.

GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager
      The performance of corporate bonds is often tied to the outlook for company earnings. As this outlook changed in the last year, the appeal of corporate bonds changed, too. By focusing on high-quality corporate issues, and making the most of buying opportunities that arose, we helped the Galaxy Corporate Bond Fund perform well in the fiscal year ended October 31, 1997.
      During this time, the Fund's Trust Shares earned a total return of 7.56%. That compares to returns of 7.98% for the average intermediate investment grade bond fund tracked by Lipper and 7.49% for the Lehman Brothers Intermediate Government/Corporate Bond Index. At the end of the period the Fund's Trust Shares had a 30-day SEC annualized yield of 5.73%.

ADDING CORPORATE BONDS
 AT ATTRACTIVE PRICES
      As interest rates fell and bond prices rose at the end of 1996, expectations for slower economic growth combined with large supplies of new issues to make corporate bonds more attractive compared to Treasuries. To make the most of this opportunity, and lock in higher yields for more time, we traded Treasury issues and corporate debt maturing in less than one year for corporate debt maturing in two to three years. Many of the corporate bonds we bought were issues of general finance companies.

GALAXY CORPORATE BOND FUND
Distribution of Total Net Assets
as of October 31, 1997

Automobile Finance                            7%
Transportation                                7%
Industrial                                   11%
Manufacturing                                 7%
U.S. Government & Agency Obligations         15%
Finance                                      16%
Utilities                                     6%
Asset-Backed Securities                       9%
Foreign Bonds, Other Corporate Notes &
 Bonds & Net Other Assets & Liabilities      22%


      As interest rates rose and bond prices fell in the first months of 1997, new economic concerns caused corporate bonds to underperform further. The Fund benefited during this time from its focus on higher-quality issues -- where strong demand and tight supplies kept upward pressure on prices. At this point we replaced maturing corporate bonds and some Treasuries with bonds of paper, transportation services and fast-food firms whose prices were especially attractive. As economic concerns combined with shrinking Treasury supplies to weaken corporate prices in the spring, we trimmed investments in Treasuries and mortgage-backed securities to buy corporate "put bonds" and debt from soft-drink, transportation, and banking firms. Put bonds tend to trade at longer maturities when interest rates fall, adding upside price potential, and trade at shorter maturities when rates rise, limiting price risk.
      When currency problems surfaced overseas in the final months of the period, we traded Yankee Bonds and issues of U.S. banks and retailers for Treasury bonds and debt from soft drink, finance, and business-machinery firms. We also swapped issues of transportation firms for issues of food companies.

ADDED PROTECTION
      These trades should help protect the Fund from further currency troubles abroad, as well as economic concerns at home. In both cases, investors should favor Treasuries and corporate bonds of firms less dependent on a rapidly growing economy. If economic growth slows in coming months, as we expect, prices for corporate bonds may become increasingly attractive. As before, we will look for opportunities to add high-quality corporate bonds with especially strong yields.

David Lindsay has managed the Galaxy Intermediate Corporate Bond Fund since its inception in December of 1994, the Galaxy Fund II Treasury Index Fund since 1994, and other fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

GALAXY CORPORATE BOND FUND
Growth of $10,000 investment*

              Lehman Brothers
                Intermediate         Galaxy
                Government/         Corporate
                 Corporate          Bond Fund
  Date          Bond Index        Trust Shares

12/12/94          10,000              10,000
      95          10,967              11,385
      96          11,658              11,954
10/31/97          12,665              12,858

*Since inception on 12/12/94. The Lehman Brothers Intermediate Government/ Corporate bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


GALAXY HIGH QUALITY BOND FUND

By Marie Schofield
Portfolio Manager
      The "Active Duration Discipline" employed in the Galaxy High Quality Bond Fund emphasizes a relative value approach focusing on "real" or inflation-adjusted yields available on U. S. Treasury securities. A 4% or greater "real" interest rate on Treasury securities has, historically, represented attractive value and warranted addition of longer term investments. Real yields lower than 3.5% have less value and appeal and would cause us to reduce exposure and possibly shorten our maturity structure.
      By actively managing and adjusting the mix of maturities within this relative value framework, and optimizing the spreads between yields of different instruments, we helped the Fund produce returns comparable to its market benchmark and other funds with similar objectives. For the fiscal ended October 31, 1997, the Fund's Trust Shares had a total return of 8.36%. During the same time, its Retail A Shares had a total return of 8.22% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 7.59% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after the deduction of the front-end sales load and, on page 3, for returns after the deduction of the contingent deferred sales charge.)

GALAXY HIGH QUALITY BOND FUND
Growth of $10,000 investment*

               Lehman Brothers
                  Long-Term             Galaxy High Quality Bond Fund
                 Government/     ------------------------------------------
                  Corporate             Retail A    Trust     Retail B
  Date           Bond Index              Shares     Shares     Shares

12/14/90          10,000                  9,625    10,000
      91          11,155                 11,003    11,003
      92          12,329                 12,139    12,139
      93          14,009                 14,037    14,037
      94          13,359                 12,856    12,859
      95          16,856                 15,230    15,259      10,000
      96          17,355                 15,280    15,939       9,626
10/31/97          18,786                 16,535    17,271      10,483

*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


      By comparison, the average A-rated corporate bond fund tracked by Lipper had a total return of 8.52% for the 12-month period, and the Lehman Brothers Government/Corporate Bond Index had a total return of 8.81%.
      On October 31, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.65%, and the Fund's Retail A Shares had a 30-day SEC annualized yield of 5.32%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 4.95%.

TAKING ADVANTAGE OF SHIFTS IN YIELDS
      Toward the end of 1996, and the beginning of our reporting period, maturities were shortened as long term Treasury yields fell below 6.40% offering an unattractive real yield of 3.1%, in light of the 3.3% inflation rate. Our strategy called for us to reduce exposure in longer maturities and increase investments in short to intermediate term issues, including corporate, asset-backed and mortgage-backed securities. The Fund benefited from this defensive posture as long term yields subsequently rose to over 7% by the end of the first quarter and prices on longer term issues declined measurably in response to a tightening of monetary policy initiated by the Fed. Strong economic growth and expected inflationary pressures had prompted Fed action to increase interest rates. Corporate spreads widened somewhat to more attractive levels.
      By April, real yields had risen to an attractive 4.50% as inflation actually fell to 2.5%. At this time, our strategy shifted to increased exposure in longer term issues and an extension in our average maturity and duration. Short- to intermediate-term Treasury securities and mortgage-backed securities were replaced with longer term corporate securities and zero coupon Treasury bonds. Asset-backed issues were extended and corporate issues with put options were also added. Put features can limit price risk when rates rise and add upside potential when rates fall.

ADJUSTING TO LOWER INFLATION
      Yield fell through the summer and early fall with only a minor interruption in August. We reduced our exposure in long term corporate issues as spreads narrowed back to earlier levels. These were replaced with "seasoned" mortgage-backed securities having relatively low repayment risk. Further, the improved inflation environment, at 2.1% by this time, had resulted in real yields remaining at attractive levels despite much lower nominal Treasury yields. Long term Treasury yields of 6.15% offer a real yield of close to 4%. As a result, we have maintained our exposure to longer term maturities and an extended duration posture.
      At the present time we are monitoring mortgage-backed holdings for prepayment sensitivity with an eye on reduction should rates decline further. Going forward, we will be sensitive to any deterioration in the inflation environment shifting to a more neutral or defensive strategy. Foreign exposure is limited to small positions in Canadian provincials which have weathered the turmoil in international markets well. The consequences of foreign economic problems on U.S. economic growth is not expected to be significant with a possible residual effect of offsetting domestic inflationary pressures. However, we remain cautious in this regard and plan to avoid additions to corporate exposure until the outlook clears.

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practices at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

             -----------------
                                   SHORT-TERM BOND FUND
                                   PORTFOLIO OF INVESTMENTS
             THE GALAXY FUND       OCTOBER 31, 1997
             -----------------

                                                                   VALUE
PAR VALUE                                                        (NOTE 2)
---------                                                        --------

CORPORATE NOTES AND BONDS - 55.06%

                  FINANCE - 23.04%

$ 1,000,000       CIT Group Holdings, Inc.
                  Senior Notes, MTN
                  5.88%, 12/09/99 .........................   $   997,500
  2,000,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  6.74%, 04/05/00 .........................     2,032,500
  2,000,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  6.40%, 04/16/01 .........................     2,025,000
  1,000,000       Commercial Credit Co.
                  6.70%, 08/01/99 .........................     1,012,500
  3,000,000       Deere (John) Capital Corp.
                  6.30%, 06/01/99 .........................     3,018,750
  2,500,000       General Electric Capital Corp., MTN
                  5.48%, 03/01/99 .........................     2,493,750
  4,000,000       Keycorp Institutional Capital Corp.
                  6.63%, 06/15/29, Putable 06/01/99 (B) ...     4,027,600
  2,500,000       Pitney Bowes Credit Corp.
                  Series C, MTN
                  6.54%, 07/15/99 .........................     2,528,125
                                                              -----------
                                                               18,135,725
                                                              -----------
                  BANKING - 13.35%

  3,000,000       American Express Centurion Bank
                  5.80%, 07/12/99 (A) .....................     3,002,397
  2,000,000       Banc One Corp., MTN
                  5.94%, 03/23/01 (A) .....................     2,002,198
  1,000,000       Chase Manhattan Bank
                  5.88%, 08/04/99 .........................     1,000,000
  2,000,000       NationsBank Corp, Series C, Senior MTN
                  5.99%, 02/09/00 (A) .....................     2,005,000
  2,500,000       Suntrust Banks, Inc.
                  5.97%, 04/22/02 (A) .....................     2,499,500
                                                              -----------
                                                               10,509,095
                                                              -----------
                  AUTOMOBILE FINANCE - 10.97%

  1,500,000       Associates Corp. of North America
                  Senior Note
                  6.25%, 03/15/99 .........................     1,509,375
  2,000,000       Chrysler Financial Corp., Series Q, MTN
                  5.68%, 03/12/99 (A) .....................     1,998,198
  2,000,000       Ford Motor Credit Co.
                  6.38%, 10/06/00 .........................     2,017,500
  3,000,000       General Motors Acceptance Corp.
                  8.00%, 10/01/99 .........................     3,105,000
                                                              -----------
                                                                8,630,073
                                                              -----------
                  CONSUMER STAPLES - 5.13%

  1,000,000       Coca-Cola Enterprises, Inc.
                  7.00%, 11/15/99 .........................     1,020,000
  3,000,000       Sherwin-Williams Co.
                  6.25%, 02/01/00 .........................     3,018,750
                                                              -----------
                                                                4,038,750
                                                              -----------
                  UTILITIES - 2.57%

  2,000,000       Florida Power Corp., MTN
                  6.47%, 07/01/01 .........................     2,025,000
                                                              -----------
                  TOTAL CORPORATE NOTES AND BONDS .........    43,338,643
                  (Cost $43,081,935)                          -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.72%

                  U.S. TREASURY NOTES - 13.30%

$ 5,000,000       5.63%, 10/31/99 .........................     5,002,295
  1,545,000       5.88%, 02/15/00 .........................     1,550,869
    250,000       6.25%, 08/31/00 .........................       253,388
  3,600,000       6.25%, 10/31/01 .........................     3,659,539
                                                              -----------
                                                               10,466,091
                                                              -----------
                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 6.34%

  2,500,000       5.32%, 02/10/99, MTN ....................     2,488,873
  2,280,185       10.00%, 05/01/22, Pool #313544 ..........     2,502,504
                                                              -----------
                                                                4,991,377
                                                              -----------
                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 4.08%

    800,000       5.65%, 11/03/97 (C) .....................       799,749
  2,164,508       5.50%, 08/01/00, Pool # M80285 ..........     2,151,655
    258,565       7.00%, 05/01/19, Pool # D29158 ..........       259,939
                                                              -----------
                                                                3,211,343
                                                              -----------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS ..................    18,668,811
                  (Cost $18,538,191)                          -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 16.21%

$ 4,000,000       Chemical Master Credit Card Trust I
                  Series 1995-2, Class A
                  6.23%, 06/15/03 .........................     4,033,456
  1,750,000       Discover Card Master Trust I
                  Series 1993-2, Class A
                  5.40%, 11/16/01 .........................     1,744,976
    737,578       Green Tree Financial Corp.
                  Series 1996-4, Class A2
                  6.30%, 06/15/27 .........................       746,190
  3,198,690       Ryland Mortgage Securities Corp., CMO
                  Series 1993-3, Class A
                  6.71%, 08/25/08 .........................     3,202,689
  3,000,000       Sears Credit Account Master Trust
                  Series 1996-2,Class A
                  6.50%, 10/15/03 .........................     3,027,222
                                                              -----------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES ..............    12,754,533
                  (Cost $12,630,639)                          -----------

FOREIGN BONDS - 3.74%

  2,000,000       Province of Ontario, Series E, Euro MTN
                  6.00%, 11/18/99 .........................     1,998,000
    900,000       Export-Import Bank of Japan
                  Yankee Debenture
                  8.35%, 12/01/99 .........................       943,875
                                                              -----------
                  TOTAL FOREIGN BONDS .....................     2,941,875
                  (Cost $2,935,630)                           -----------

TOTAL INVESTMENTS - 98.73% ................................    77,703,862
(Cost $ 77,186,395)                                          ------------

NET OTHER ASSETS AND LIABILITIES - 1.27% ..................       998,945
                                                             ------------
NET ASSETS - 100.00% ......................................  $ 78,702,807
                                                             ============

---------------------------------
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have a demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1997.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1993.These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $4,027,600 or 5.12% of net assets.
(C)    Discount yield at time of purchase.
 CMO   Collateralized Mortgage Obligation
 MTN   Medium Term Note

                       See Notes to Financial Statements.

             -----------------
                                   INTERMEDIATE GOVERNMENT INCOME FUND
                                   PORTFOLIO OF INVESTMENTS
             THE GALAXY FUND       OCTOBER 31, 1997
             -----------------

                                                                   VALUE
PAR VALUE                                                        (NOTE 2)
---------                                                        --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 71.56%

                  U.S. TREASURY BONDS - 17.50%

$13,000,000       11.13%, 08/15/03 ........................  $ 16,328,650
  3,000,000       11.88%, 11/15/03 ........................     3,905,880
 13,000,000       10.75%, 08/15/05 ........................    16,877,887
  7,500,000       12.00%, 08/15/13 ........................    10,980,375
                                                             ------------
                                                               48,092,792
                                                             ------------
                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 16.67%

 10,000,000       8.00%, 04/13/05, Series 05-B ............    10,091,490
  2,753,441       5.00%, 05/01/09, Pool # 326584 ..........     2,593,397
  6,236,175       6.00%, 10/01/09, Pool # 303344 ..........     6,127,042
      4,165       8.00%, 10/01/09, Pool # 313180 ..........         4,310
  2,598,542       9.50%, 03/01/10, Pool # 379046 ..........     2,786,936
    164,459       6.00%, 01/01/11, Pool # 303728 ..........       161,581
  4,346,906       6.00%, 04/01/11, Pool # 344764 ..........     4,270,835
  2,470,173       6.00%, 04/01/11, Pool # 398072 ..........     2,426,945
    282,296       6.00%, 04/01/11, Pool # 338365 ..........       277,356
  2,363,420       6.00%, 05/01/11, Pool # 348318 ..........     2,322,060
  7,296,593       10.00%, 05/01/22, Pool # 313544 .........     8,008,011
  6,840,283       6.50%, 09/01/23, Pool # 50911 ...........     6,750,470
                                                             ------------
                                                               45,820,433
                                                             ------------
                  U.S. TREASURY NOTES - 12.90%

  2,000,000       8.00%, 08/15/99 .........................     2,078,740
  2,300,000       5.75%, 09/30/99 .........................     2,304,782
 10,050,000       5.63%, 10/31/99 .........................    10,054,613
  3,500,000       5.88%, 02/15/00 .........................     3,513,297
  9,000,000       8.88%, 05/15/00 .........................     9,673,641
  3,000,000       7.50%, 02/15/05 .........................     3,282,330
  4,250,000       7.00%, 07/15/06 .........................     4,555,103
                                                             ------------
                                                               35,462,506
                                                             ------------
                  U.S. GOVERNMENT BACKED BONDS - 10.22%

  5,000,000       State of Israel
                  Series 8-B
                  6.38%, 08/15/01 .........................     5,075,000
  6,450,000       State of Israel
                  Series 6-A
                  6.05%, 08/15/00 .........................     6,466,125
  6,200,000       Private Export Funding Corp.
                  6.49%, 07/15/07 .........................     6,362,750
 10,000,000       Small Business Administration
                  Participation Certificates
                  Series SBIC-PS 1955-10B
                  7.25%, 05/10/05 .........................    10,175,000
                                                             ------------
                                                               28,078,875
                                                             ------------
                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 5.01%

  8,208,560       6.50%, 07/15/09, Pool # 780357 ..........     8,257,295
  5,228,977       8.00%, 09/15/17, Pool # 780520 ..........     5,505,132
                                                             ------------
                                                               13,762,427
                                                             ------------
                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 4.84%

    474,000       5.65%, 11/03/97 (A) .....................       473,851
 12,654,337       7.00%,12/01/10, Pool #E00407 ............    12,840,191
                                                             ------------
                                                               13,314,042
                                                             ------------
                  U.S. TREASURY STRIP (A) - 4.42%

 21,400,000       4.60%, 05/15/07 Interest, (B) ...........    12,157,531

                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS ..................   196,688,606
                  (Cost $194,362,976)                        ------------

CORPORATE NOTES AND BONDS - 19.86%

                  AUTOMOBILE FINANCE - 7.74%

 10,000,000       Associates Corp. of North America
                  Senior Note
                  6.50%, 07/15/02 .........................    10,137,500
  5,000,000       Ford Motor Credit Co.
                  6.25%, 11/08/00 .........................     5,018,750
  6,000,000       General Motors Acceptance Corp.
                  7.13%, 06/01/99 .........................     6,105,000
                                                             ------------
                                                               21,261,250
                                                             ------------
                  FINANCE - 6.25%

  7,000,000       CIT Group Holdings, Inc., Senior MTN
                  6.70%, 05/02/00 .........................     7,113,750
  5,000,000       Commercial Credit Co.
                  5.55%, 02/15/01 .........................     4,931,250
  5,000,000       Pitney Bowes Credit Corp.
                  Series C, MTN
                  6.78%, 07/16/01 .........................     5,125,000
                                                             ------------
                                                                17,170,000
                                                             ------------
                  BANKING - 4.95%

  7,500,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 .........................     7,556,250
  6,000,000       NationsBank Texas
                  National Association, Senior Note,
                  6.35%, 03/15/01 .........................     6,060,000
                                                             ------------
                                                               13,616,250
                                                             ------------
                  UTILITIES - 0.92%

  2,500,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 .........................     2,515,625

                  TOTAL CORPORATE NOTES AND BONDS .........    54,563,125
                  (Cost $53,416,725                          ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 7.39%

  3,000,000       Chase Credit Card Master Trust
                  Series 1997-2, Class A
                  6.30%, 04/15/03 .........................     3,026,265
  2,700,000       Ford Credit Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.50%, 11/15/99 .........................     2,749,210
  5,000,000       Green Tree Financial Corp.
                  Series 1997-1, Class A-3
                  6.23%, 03/15/28 .........................     5,004,688
    250,000       Guaranteed Trade Trust
                  Series 1993-A, Class A
                  4.86%, 04/01/98 .........................       249,315
  4,313,422       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26 .........................     4,313,422
  5,000,000       Signet Credit Card Master Trust
                  Series 1993-1, Class A
                  5.20%, 02/15/02 .........................     4,977,865
                                                             ------------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES ..............    20,320,765
                  (Cost $19,842,994)                         ------------

TOTAL INVESTMENTS - 98.81% ................................   271,572,496
(Cost $267,622,695)                                          ------------

NET OTHER ASSETS AND LIABILITIES - 1.19% ..................     3,267,833
                                                             ------------
NET ASSETS -100.00% .......................................  $274,840,329
                                                             ============
---------------------------
(A) Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
MTN   Medium Term Note

                       See Notes to Financial Statements.

             -----------------
                                   CORPORATE BOND FUND
                                   PORTFOLIO OF INVESTMENTS
             THE GALAXY FUND       OCTOBER 31, 1997
             -----------------

                                                                   VALUE
PAR VALUE                                                        (NOTE 2)
---------                                                        --------

CORPORATE NOTES AND BONDS - 73.73%

                  FINANCE - 15.77%

$   600,000       Ameritech Capital Funding Corp.
                  Debenture
                  7.50%, 04/01/05 .........................   $   642,000
    100,000       Aristar, Inc., Senior Note
                  6.30%, 07/15/00 .........................       101,000
  1,000,000       Caterpillar Financial Services Corp.
                  Series E, MTN
                  6.87%, 11/30/99 .........................     1,016,250
  1,000,000       Commercial Credit Co., Debenture
                  9.60%, 05/15/99 .........................     1,053,750
    300,000       Commercial Credit Co., Debenture
                  8.70%, 06/15/09 .........................       352,500
    750,000       Commercial Credit Co.
                  6.70%, 08/01/99 .........................       759,375
    500,000       Dean Witter Discover & Co.
                  6.75%, 08/15/00 .........................       509,375
    600,000       Dow Capital BV, Debenture
                  9.00%, 05/15/10 .........................       722,250
    600,000       Fletcher Challenge Financial USA Inc.
                  Debenture
                  9.80%, 06/15/98 .........................       615,192
    350,000       Great Western Financial Corp.
                  6.13%, 06/15/98 .........................       350,581
    525,000       Great Western Financial Corp.
                  6.38%, 07/01/00 .........................       527,625
  1,000,000       Household Finance Corp., Debenture
                  8.95%, 09/15/99 .........................     1,051,250
  1,000,000       International Lease Finance Corp.
                  6.13%, 11/01/99 .........................     1,002,500
  1,000,000       Keycorp Institutional Capital Corp.
                  Series A
                  6.63%, 06/15/29 (B) .....................     1,006,900
  1,000,000       Norwest Financial, Inc., Senior Note
                  6.88%, 06/15/00 .........................     1,020,000
  1,000,000       Pitney Bowes Credit Corp.
                  Series C, MTN
                  6.54%, 07/15/99 .........................     1,011,250
    250,000       Textron Financial Corp., MTN
                  9.45%, 04/10/01 .........................       275,313
    300,000       Travelers Group, Inc.
                  6.13%, 06/15/00 301,125
  1,000,000       Travelers Group, Inc.
                  6.88%, 06/01/25 .........................     1,030,000
    250,000       Travelers Group, Inc.
                  6.63%, 09/15/05 .........................       253,750
    180,000       USL Capital Corp., Senior Note
                  8.13%, 02/15/00 .........................       188,100
    620,000       U.S. Leasing International, Inc.
                  Senior Note
                  8.75%, 12/01/01 .........................       677,350
                                                              -----------
                                                               14,467,436
                                                              -----------

                  INDUSTRIAL - 10.70%

    560,000       Alcan Aluminum, Ltd.,
                  Yankee Debenture
                  5.88%, 04/01/00 .........................     $ 558,600
    600,000       Armstrong World Industries, Inc.
                  9.75%, 04/15/08 .........................       748,500
    650,000       Coca-Cola Enterprises, Inc.
                  6.70%, 10/15/36 .........................       672,750
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 .........................     1,023,750
  1,080,000       Cox Communications, Inc.
                  6.38%, 06/15/00 .........................     1,085,400
    383,000       Cox Communications, Inc.
                  6.50%, 11/15/02 .........................       386,351
    500,000       Crown Cork & Seal Co., Inc.
                  8.38%, 01/15/05 .........................       551,875
    400,000       Cyprus Amax Minerals Co., Debenture
                  10.13%, 04/01/02 ........................       456,000
  1,375,000       Georgia-Pacific Corp., Debenture
                  9.95%, 06/15/02 .........................     1,564,063
  1,000,000       International Business Machines Corp.
                  Debenture
                  6.22%, 08/01/27 .........................     1,010,000
  1,000,000       Mead Corp., Debenture
                  6.84%, 03/01/37 .........................     1,040,000
    300,000       Seagram Co., Ltd, Yankee Note
                  6.50%, 04/01/03 .........................       303,750
    150,000       Times Mirror Co., Debenture
                  7.50%, 07/01/23 .........................       159,000
    150,000       Whitman Corp.
                  6.50%, 02/01/06 .........................       148,313
    100,000       Whitman Corp.
                  7.50%, 08/15/01 .........................       103,625
                                                              -----------
                                                                9,811,977
                                                              -----------
                  MANUFACTURING - 6.78%

   400,000        Champion International Corp.
                  7.10%, 09/01/05 .........................       413,000
 1,000,000        International Paper Co.
                  7.63%, 08/01/04 .........................     1,065,000
   500,000        Loral Corp., Senior Note
                  7.63%, 06/15/04 .........................       533,125
 1,500,000        Raytheon Co.
                  6.50%, 07/15/05 .........................     1,507,500
   360,000        Reynolds Metals Co., Debenture
                  9.38%, 06/15/99 .........................       378,900
 1,000,000        Snap-On, Inc.
                  6.63%, 10/01/05 .........................     1,027,500
 1,000,000        Weyerhaeuser Co., Debenture
                  8.38%, 02/15/07 .........................     1,143,750
   150,000        Weyerhaeuser Co., Debenture
                  7.13%, 07/15/23 .........................       152,250
                                                              -----------
                                                                6,221,025
                                                              -----------
                  TRANSPORTATION - 6.62%

   250,000        Atchison, Topeka & Santa Fe Railway Co
                  Equipment Trust
                  6.00%, 07/01/00 .........................       249,375
   800,000        Carnival Corp., Yankee Note
                  5.75%, 03/15/98 .........................       799,951
   500,000        Carnival Corp., Yankee Note
                  6.15%, 10/01/03 .........................       495,625
   200,000        Federal Express Corp., Senior Note
                  10.00%, 04/15/99 ........................       211,000
 1,000,000        Hertz Corp., Senior Note
                  9.75%, 02/01/98 .........................     1,008,929
   150,000        Hertz Corp., Senior Note
                  6.00%, 02/01/01 .........................       149,063
 1,000,000        Norfolk Southern Corp.
                  6.95%, 05/01/02 .........................     1,032,500
   500,000        Southwest Airlines Co., Debenture
                  9.40%, 07/01/01 .........................       550,000
   300,000        Southwest Airlines Co.
                  8.00%, 03/01/05 .........................       325,875
   250,000        Union Pacific Corp.
                  7.60%, 05/01/05 .........................       266,250
 1,000,000        Union Pacific Corp.
                  6.40%, 02/01/06 .........................       986,250
                                                              -----------
                                                                6,074,818
                                                              -----------
                  AUTOMOBILE FINANCE - 6.54%

 1,000,000        Associates Corp. of North America
                  Senior Note
                  5.25%, 03/30/00 .........................       983,750
   500,000        Ford Motor Credit Co.
                  6.85%, 08/15/00 .........................       510,000
   500,000        Ford Motor Credit Co.
                  Unsubordinated Debenture
                  6.25%, 11/08/00 .........................       501,875
 1,800,000        General Motors Acceptance Corp.
                  MTN
                  7.50%, 06/01/99 .........................     1,840,500
   160,000        General Motors Acceptance Corp.
                  Debenture
                  9.38%, 04/01/00 .........................       171,600
   200,000        General Motors Acceptance Corp.
                  Debenture
                  9.63%, 05/15/00 .........................       216,250
 1,300,000        General Motors Acceptance Corp.
                  Debenture
                  8.88%, 06/01/10 .........................     1,547,000
   200,000        General Motors Acceptance Corp.
                  9.63%, 12/15/01 .........................       224,750
                                                              -----------
                                                                5,995,725
                                                              -----------
                  UTILITIES - 5.55%

   500,000        Alabama Power Co., First Mortgage
                  6.38%, 08/01/99 .........................       503,750
   300,000        Baltimore Gas & Electric Co.
                  First Mortgage
                  8.40%, 10/15/99 .........................       313,125
 1,000,000        Baltimore Gas & Electric Co., Mortgage
                  8.38%, 08/15/01 .........................     1,075,000
   300,000        Consumers Energy Co., Mortgage
                  8.75%, 02/15/98 .........................       302,625
   600,000        Hydro-Quebec
                  Yankee Debenture, Series FU
                  11.75%, 02/01/12 ........................       861,750
   100,000        Orange & Rockland Utilities, Inc.
                  Debenture
                  9.38%, 03/15/00 .........................       107,125
   180,000        PECO Energy Corp., First Mortgage
                  9.25%, 10/01/99 .........................       190,125
 1,000,000        Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 .........................     1,006,250
   200,000        Public Service Electric & Gas Co.
                  First Refunding Mortgage
                  7.63%, 02/01/00 .........................       206,500
   250,000        Commonwealth Edison, Mortgage
                  9.38%, 02/15/00 .........................       265,938
   250,000        Virginia Electric & Power Co., MTN
                  9.40%, 05/27/99 .........................       261,563
                                                              -----------
                                                                5,093,751
                                                              -----------
                  BANKING - 4.15%

   305,000        The Bank of New York Co., Inc.
                  Subordinated Note
                  7.88%, 11/15/02 .........................       325,588
 1,000,000        Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 .........................     1,007,500
 1,000,000        Branch Banking & Trust Co., Senior Note
                  5.70%, 02/01/01 .........................       988,750
 1,000,000        National City Bank of Kentucky
                  Subordinated Note
                  6.30%, 02/15/11 .........................       971,250
   500,000        Wachovia Corp.
                  Subordinated Note
                  7.00%, 12/15/99 .........................       510,625
                                                              -----------
                                                                3,803,713
                                                              -----------
                  OIL, GAS, AND PETROLEUM - 3.41%

   300,000        Anadarko Petroleum Corp.
                  6.75%, 03/15/03 .........................       304,500
   500,000        Atlantic Richfield Co., Debenture
                  10.88%, 07/15/05 ........................       635,625
 1,000,000        Burlington Resources, Inc., Debenture
                  6.88%, 02/15/26 .........................       971,250
   300,000        Enron Corp., Senior Note
                  10.00%, 06/01/98 ........................       306,750
   100,000        Occidental Petroleum Corp., Senior Note
                  10.13%, 11/15/01 ........................       113,750
   300,000        Phillips Petroleum Co., Debenture
                  9.00%, 06/01/01 .........................       327,000
   300,000        Sun Co., Inc.
                  7.13%, 03/15/04 .........................       310,125
   150,000        Unocal Corp., MTN, Debenture
                  9.25%, 08/02/99 .........................       158,063
                                                              -----------
                                                                3,127,063
                                                              -----------
                  INSURANCE - 3.04%

   210,000        American General Corp., Debenture
                  9.63%, 07/15/00 .........................       228,375
   256,000        Chubb Corp., Debenture
                  8.75%, 11/15/99 .........................       269,760
 1,000,000        Hartford Financial Services Group, Inc.
                  6.38%, 11/01/02 .........................     1,005,000
   750,000        Progressive Corp. of Ohio, Debenture
                  10.00%, 12/15/00 ........................       827,813
   150,000        Progressive Corp. of Ohio
                  6.60%, 01/15/04 .........................       151,313
   300,000        Torchmark Corp., Debenture
                  9.63%, 05/01/98 .........................       305,577
                                                              -----------
                                                                2,787,838
                                                              -----------
                  CONSUMER PRODUCTS - 2.88%

 1,600,000        Hershey Foods Corp., Debenture
                  7.20%, 08/15/27 .........................     1,666,000
 1,000,000        Wendy's International, Inc., Debenture
                  7.00%, 12/15/25 .........................       978,750
                                                              -----------
                                                                2,644,750
                                                              -----------
                  MERCHANDISING AND RETAIL - 2.85%

 1,000,000        Dillard Department Stores, Inc.
                  7.38%, 06/15/99 .........................     1,021,250
 1,000,000        Penney (J.C.) Co., Inc., MTN
                  6.38%, 09/15/00 .........................     1,010,000
   250,000        Penney (J.C.) Co., Inc., Debenture
                  9.05%, 03/01/01 .........................       271,563
   300,000        Sears Roebuck & Co., Series V, MTN
                  9.31%, 07/24/98 .........................       306,840
                                                              -----------
                                                                2,609,653
                                                              -----------
                  TELEPHONE AND TELECOMMUNICATIONS - 2.78%

   455,000        GTE California, Inc., Debenture
                  6.75%, 03/15/04 .........................       461,256
   350,000        GTE Corp., Debenture
                  9.38%, 12/01/00 .........................       379,750
   400,000        GTE South, Inc., Debenture
                  7.25%, 08/01/02 .........................       419,000
 1,000,000        GTE Southwest, Inc., Debenture
                  6.00%, 01/15/06 .........................       966,250
   300,000        United Telecom, Debenture
                  9.75%, 04/01/00 .........................       324,375
                                                              -----------
                                                                2,550,631
                                                              -----------
                  AEROSPACE - 1.20%

 1,100,000        Lockheed Martin Corp.
                  5.88%, 03/15/98 .........................     1,100,066

                  BOOK PUBLISHING - 1.17 %

 1,000,000        New York Times Co.
                  7.63%, 03/15/05 .........................     1,077,500

                  HEALTH CARE - 0.18%

   150,000        Becton Dickinson & Co., Debenture
                  8.80%, 03/01/01 .........................       161,813

                  EQUIPMENT - 0.11%

   100,000        Comdisco, Inc.
                  6.50%, 06/15/00 .........................       100,875
                                                              -----------
                  TOTAL CORPORATE NOTES AND BONDS .........    67,628,634
                  (Cost $66,829,351)                          -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.13%

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 4.97%

    25,442        8.00%, 01/01/99, Pool # 145891 ..........        26,245
   123,189        7.50%, 11/01/07, Pool # 188629 ..........       126,384
   137,569        5.00%, 08/01/10, Pool # 0068
                  Series A-1, CMO .........................       128,584
     1,531        12.50%, 12/01/13, Pool # 2443 ...........         1,756
 3,593,573        6.00%, 11/01/23, Pool # 50940 ...........     3,454,322
   836,773        6.50%, 12/01/23, Pool # 50946 ...........       822,653
                                                              -----------
                                                                4,559,944
                                                              -----------
                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 4.88%

 3,035,000        5.65%, 11/03/97(A) ......................     3,034,047
    39,715        8.75%, 08/01/01, Pool # 220011 ..........        40,857
   100,993        7.00%, 06/01/04, Pool # 189683 ..........       101,466
    87,116        7.50%, 08/01/08, Pool # 181313 ..........        89,048
    24,612        7.00%, 05/01/16, Pool # 272046 ..........        24,728
   187,810        7.00%, 02/01/17, Pool # 289284 ..........       188,690
   140,199        8.00%, 07/01/21, Pool # C00068 ..........       145,369
    87,452        8.00%, 10/01/21, Pool # D11045 ..........        90,676
   243,712        7.00%, 10/01/22, Pool # C00184 ..........       245,006
   247,225        7.00%, 02/01/23, Pool # C00213 ..........       248,538
   278,768        6.00%, 09/01/23, Pool # D41208 ..........       268,053
                                                              -----------
                                                                4,476,478
                                                              -----------
                  U.S. TREASURY BONDS - 3.69%

 1,000,000        11.63%, 11/15/02 ........................     1,251,089
 2,015,000        6.63%, 02/15/27 .........................     2,135,412
                                                              -----------
                                                                3,386,501
                                                              -----------
                  U.S. TREASURY NOTE - 1.17%
 1,000,000        7.00%, 07/15/06 .........................     1,071,789

                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 0.42%

   107,001        9.00%, 09/15/04, Pool # 003669 ..........       114,190
    61,963        9.00%, 12/15/08, Pool # 27562 ...........        66,126
   197,024        8.00%, 05/15/22, Pool # 319062 ..........       204,535
                                                              -----------
                                                                  384,851
                                                              -----------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS                       13,879,563
                  (Cost $13,734,263)                          -----------

ASSET-BACKED SECURITIES - 9.12%

 1,000,000        Chemical Master Credit Card Trust I
                  Series 1993-1, Class A
                  5.55%, 09/15/03 .........................       989,212
 1,000,000        Ford Credit Auto Loan Master Trust
                  Series 1995-1, Class A
                  6.50%, 08/15/02 .........................     1,012,100
 1,000,000        Ford Credit Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.50%, 11/15/99 .........................     1,018,226
 1,319,148        Guaranteed Export Trust Certificates
                  Series 1993-D, Class A-3
                  5.23%, 05/15/05 .........................     1,283,453
   250,000        Guaranteed Trade Trust
                  Series 1993-A, Class A
                  4.86%, 04/01/98 .........................       249,315
 1,000,000        Nationsbank Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.375%, 07/15/00 ........................     1,004,910
 1,000,000        Premier Auto Trust
                  Series 1996-3, Class A-3
                  6.50%, 03/06/00 .........................     1,009,015
 1,800,000        Standard Credit Card Master Trust I
                  Series 1995-10, Class A
                  5.90%, 02/07/01 .........................     1,803,280
                                                              -----------
                  TOTAL ASSET-BACKED SECURITIES ...........     8,369,511
                  (Cost $8,282,402)                           -----------
FOREIGN BONDS - 0.82%

   300,000        Manitoba Province of Canada
                  Yankee Bond
                  9.13%, 01/15/18 .........................       378,750
   300,000        Manitoba Province of Canada
                  Yankee Bond
                  8.80%, 01/15/20 .........................       372,750

                  TOTAL FOREIGN BONDS .....................       751,500
                  (Cost $623,304)                             -----------

TOTAL INVESTMENTS - 98.80%                                     90,629,208
(Cost $89,469,320)                                            -----------

NET OTHER ASSETS AND LIABILITIES - 1.20%                        1,099,175
                                                              -----------
NET ASSETS - 100.00%                                          $91,728,383
                                                              ===========
---------------------------
(A) Discount yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $1,006,900 or 1.10% of net assets.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

                       See Notes to Financial Statements.

             -----------------
                                   HIGH QUALITY BOND FUND
                                   PORTFOLIO OF INVESTMENTS
             THE GALAXY FUND       OCTOBER 31, 1997
             -----------------

                                                                   VALUE
PAR VALUE                                                        (NOTE 2)
---------                                                        --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 49.35%

                  U.S. TREASURY BONDS - 22.34%

$ 3,000,000       12.00%, 08/15/13 ........................   $   997,500
  5,500,000       13.25%, 05/15/14 ........................     8,728,765
  2,000,000       9.00%, 11/15/18 .........................     2,647,320
  3,000,000       7.88%, 02/15/21 .........................     3,593,427
  1,700,000       8.13%, 05/15/21 .........................     2,090,097
  6,800,000       8.13%, 08/15/21 .........................     8,366,924
  3,500,000       8.00%, 11/15/21 .........................     4,256,560
  2,000,000       7.25%, 08/15/22 .........................     2,251,600
  2,000,000       7.13%, 02/15/23 .........................     2,223,378
  5,950,000       6.63%, 02/15/27 .........................     6,305,572
  2,500,000       6.38%, 08/15/27 .........................     2,576,563
                                                              -----------
                                                               47,432,356
                                                              -----------
                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 10.04%

  2,000,000       7.85%, 09/10/04 .........................     2,081,098
  3,000,000       8.50%, 02/01/05, Debenture ..............     3,155,490
  1,639,428       6.50%, 05/01/06, Pool # 348137 ..........     1,649,691
  2,000,000       6.64%, 07/02/07, MTN ....................     2,080,720
  6,732,179       8.00%, 12/01/17, Pool # 313568 ..........     7,054,045
  5,377,606       6.50%, 09/01/23, Pool # 50911 ...........     5,306,998
                                                              -----------
                                                               21,328,042
                                                              -----------
                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 8.63%

     95,931       8.00%, 02/15/08, Pool # 780424 ..........       101,627
  6,000,000       7.50%, 05/01/12, Pool # 422123 ..........     6,174,372
  7,103,516       8.00%, 09/15/17, Pool # 7480520 .........     7,478,673
  4,441,906       7.50%, 04/15/27, Pool # 780551 ..........     4,561,283
                                                              -----------
                                                               18,315,955
                                                              -----------
                  U.S. GOVERNMENT BACKED BONDS - 3.02%

    500,000       Farm Credit System
                  Financial Assistance Corp.
                  9.45%, 11/21/03 .........................       518,750
  1,800,000       State of Israel, Series 7-A
                  5.45%, 02/15/01 .........................     1,775,250
  4,000,000       Private Export Funding Corp.
                  6.49%, 07/15/07 .........................     4,105,000
                                                              -----------
                                                                6,399,000
                                                              -----------
                  U.S. TREASURY NOTES - 2.41%

  1,600,000       7.25%, 02/15/98 .........................     1,607,376
  2,500,000       5.63%, 10/31/99 .........................     2,501,148
  1,000,000       6.25%, 08/31/00 .........................     1,013,550
                                                              -----------
                                                                5,122,074
                                                              -----------
                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 1.60%

  3,407,000       5.65%, 11/03/97 (A)                           3,405,931
                                                              -----------
                  U.S. TREASURY STRIP (A) - 1.31%

  7,000,000       6.50%, 11/15/12 Interest, (B)                 2,783,193
                                                              -----------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS                      104,786,551
                  (Cost $100,645,422)                         -----------

CORPORATE NOTES AND BONDS - 36.42%

                  FINANCE - 21.23%

  2,000,000       Associates Corp. of North America
                  6.63%, 05/15/01 .........................     2,035,000
  2,000,000       Associates Corp. of North America
                  MTN
                  7.40%, 05/03/02 .........................     2,095,000
  4,000,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 .........................     4,030,000
  8,300,000       CIT Group Holdings, Inc., MTN
                  6.20%, 06/17/99 .........................     8,331,125
  1,500,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  6.74%, 04/05/00 .........................     1,524,375
  1,500,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  6.40%, 04/16/01 .........................     1,518,750
    150,000       Chubb Corp., Debenture
                  8.75%, 11/15/99 .........................       158,063
  3,700,000       Comerica Bank, Subordinated Note
                  7.25%, 06/15/07 .........................     3,861,875
  7,500,000       Ford Motor Credit Co., Senior Note
                  6.50%, 02/28/02 .........................     7,584,375
  1,000,000       General Electric Capital Corp., MTN
                  8.13%, 02/01/99 .........................     1,028,750
    250,000       General Electric Capital Corp.
                  8.30%, 09/20/09 .........................       288,125
  3,600,000       Keycorp Institutional Capital Corp.
                  6.63%, 06/15/29, Putable 06/01/99 (C) ...     3,624,840
  4,500,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.38%, 10/15/04 .........................     4,511,250
  1,300,000       Suntrust Bank of Central Florida, MTN
                  6.90%, 07/01/07 .........................     1,335,750
  3,000,000       Suntrust Bank, Atlanta
                  Subordinated Note
                  7.25%, 09/15/06 .........................     3,150,000
                                                              -----------
                                                               45,077,278
                                                              -----------
                  CONSUMER STAPLES - 10.79%

  3,600,000       Coca-Cola Enterprises, Inc.
                  7.00%, 11/15/99 .........................     3,672,000
  1,650,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 .........................     1,689,188
  3,500,000       Coca-Cola Enterprises, Inc.
                  6.70%, 10/15/36 .........................     3,622,500
  4,050,000       Hershey Foods Corp.
                  7.20%, 08/15/27 .........................     4,217,062
  2,500,000       International Business Machines Corp.
                  7.25%, 11/01/02 .........................     2,621,875
    250,000       Procter & Gamble Co.
                  8.50%, 08/10/09 .........................       295,938
  3,000,000       Sara Lee Corp., MTN
                  7.40%, 03/22/02 .........................     3,135,000
  3,500,000       Sysco Corp., Senior Note
                  7.00%, 05/01/06 .........................     3,666,250
                                                              -----------
                                                               22,919,813
                                                              -----------
                  UTILITIES - 4.40%

  6,500,000       GTE Florida, Inc., Series A, Debenture
                  6.31%, 12/15/02 .........................     6,565,000
  2,750,000       Potomac Electric Power Co
                  First Mortgage
                  6.25%, 10/15/07 .........................     2,767,187
                                                              -----------
                                                                9,332,187
                                                              -----------
                  TOTAL CORPORATE NOTES AND BONDS              77,329,278
                  (Cost $75,564,078)                          -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 12.73%

 10,000,000       Chase Credit Card Master Trust
                  Series 1997-2 , Class A
                  6.30%, 04/15/03 .........................     10,087,550
  6,600,000       Green Tree Financial Corp.
                  Series 1997-1, Class A3
                  6.23%, 03/15/28 .........................     6,606,188
  3,000,000       NationsBank Auto Owner Trust
                  Series 1996-A , Class A3
                  6.38%, 07/15/00 .........................     3,014,730
  4,313,422       Rural Housing Trust
                  Series 1987-1, Class 1-D,CMO
                  6.33%, 04/01/26 .........................     4,313,422
  3,000,000       Sears Credit Account Master Trust II
                  Series 1996-1, Class A
                  6.20%, 02/16/06 .........................     3,019,518
                                                              -----------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES ..............    27,041,408
                  (Cost $26,809,288)                          -----------

FOREIGN BONDS - 1.49%

  3,000,000       Ontario Province of Canada
                  Senior Note
                  7.38%, 01/27/03 .........................     3,165,000
                                                             ------------
                  TOTAL FOREIGN BONDS .....................     3,165,000
                  (Cost $2,994,750)                          ------------

TOTAL INVESTMENTS - 99.99% ................................   212,322,237
(Cost $206,013,524)                                          ------------

NET OTHER ASSETS AND LIABILITIES - 0.01% ..................        24,338
                                                             ------------
NET ASSETS - 100.00% ......................................  $212,346,575
                                                             ============
------------------------------
(A)   Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $3,624,840 or 1.71% of net assets.
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   STATEMENTS OF ASSETS AND LIABILITIES
                    ---------------   OCTOBER 31, 1997

                                                                                   INTERMEDIATE
                                                                    SHORT-TERM      GOVERNMENT        CORPORATE     HIGH QUALITY
                                                                     BOND FUND      INCOME FUND       BOND FUND       BOND FUND
                                                                  -------------    -------------    -------------    -------------
ASSETS:
Investments (Note 2):
  Investments at cost .........................................   $  77,186,395    $ 267,622,695    $  89,469,320    $ 206,013,524
  Net unrealized appreciation (depreciation) ..................         517,467        3,949,801        1,159,888        6,308,713
                                                                  -------------    -------------    -------------    -------------
    Total investments at value ................................      77,703,862      271,572,496       90,629,208      212,322,237
    Cash ......................................................             481              775              750              485
Receivable for investments sold ...............................            --          3,062,813        1,012,935        6,140,596
Receivable for shares sold ....................................         363,873          698,508            1,156          237,487
Interest and dividend receivables .............................         847,751        3,556,091        1,519,642        3,037,348
Receivable from Investment Advisor (Note 4) ...................             606             --               --               --
Deferred organizational expense (Note 2) ......................            --               --              8,325             --
                                                                  -------------    -------------    -------------    -------------
    Total Assets ..............................................      78,916,573      278,890,683       93,172,016      221,738,153
                                                                  -------------    -------------    -------------    -------------
LIABILITIES:
   Dividends payable ..........................................         156,647          860,846          226,668          116,936
   Payable for investments purchased ..........................            --          2,929,375        1,073,281        8,732,188
   Payable for shares redeemed ................................           3,337           63,361           75,861          357,143
   Advisory fee payable (Note 3) ..............................          36,816          127,026           42,291          101,031
   Payable to Fleet affiliates (Note 3) .......................           8,475           10,176            3,650           18,906
   Payable to Administrator (Note 3) ..........................           7,149           40,661           11,908           16,587
   Trustees' fees and expenses payable (Note 3) ...............           1,342            4,254            8,720            2,840
   Accrued expenses and other payables ........................            --             14,655            1,254           45,947
                                                                  -------------    -------------    -------------    -------------
       Total Liabilities ......................................         213,766        4,050,354        1,443,633        9,391,578
                                                                  -------------    -------------    -------------    -------------
NET ASSETS ....................................................   $  78,702,807    $ 274,840,329    $  91,728,383    $ 212,346,575
                                                                  =============    =============    =============    =============
NET ASSETS CONSIST OF:
   Par value (Note 5) .........................................   $       7,863    $      26,987    $       8,627    $      19,837
   Paid-in capital in excess of par value .....................      84,023,589      297,450,956       93,280,826      208,724,970
   Undistributed net investment income ........................         190,129          678,013          265,994          204,729
   Accumulated net realized gain (loss) on investments sold ...      (6,036,241)     (27,265,428)      (2,986,952)      (2,911,674)
   Net unrealized appreciation (depreciation) of investments ..         517,467        3,949,801        1,159,888        6,308,713
                                                                  -------------    -------------    -------------    -------------
TOTAL NET ASSETS ..............................................   $  78,702,807    $ 274,840,329    $  91,728,383    $ 212,346,575
                                                                  =============    =============    =============    =============
Retail A Shares:
   Net Assets .................................................   $  27,961,156    $  65,625,765    $        --      $  27,950,038
   Shares of beneficial interest outstanding ..................       2,793,617        6,443,770             --          2,611,095
   NET ASSET VALUE and redemption price per share .............   $       10.01    $       10.18    $        --      $       10.70
   Sales charge-- 3.75% of offering price .....................            0.39             0.40             --               0.42
                                                                  -------------    -------------    -------------    -------------
   Maximum offering price per share ...........................   $       10.40    $       10.58    $        --      $       11.12
                                                                  =============    =============    =============    =============
Retail B Shares:
   Net Assets .................................................   $     904,888    $       N/A      $     N/A        $   1,998,224
   Shares of beneficial interest outstanding ..................          90,407            N/A            N/A              186,672
                                                                  -------------    -------------    -------------    -------------
   NET ASSET VALUE and offering price per share* ..............   $       10.01    $       N/A      $     N/A        $       10.70
                                                                  =============    =============    =============    =============
Trust Shares:
   Net Assets .................................................   $  49,836,763    $ 209,214,564    $  91,728,383    $ 182,398,313
   Shares of beneficial interest outstanding ..................       4,979,085       20,542,780        8,627,190       17,038,805
                                                                  -------------    -------------    -------------    -------------
   NET ASSET VALUE, offering and redemption price per share ...   $       10.01    $       10.18    $       10.63    $       10.70
                                                                  =============    =============    =============    =============
--------------------------------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   STATEMENTS OF OPERATIONS
                    ---------------   FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                                   INTERMEDIATE
                                                                    SHORT-TERM      GOVERNMENT       CORPORATE       HIGH QUALITY
                                                                     BOND FUND      INCOME FUND      BOND FUND         BOND FUND
                                                                  -------------    -------------    -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2) ..........................................   $   5,380,866    $  19,315,032    $   6,519,383    $  13,373,902
                                                                  -------------    -------------    -------------    -------------
       Total Investment income ................................       5,380,866       19,315,032        6,519,383       13,373,902
                                                                  -------------    -------------    -------------    -------------
EXPENSES:
   Investment advisory fee (Note 3) ...........................         641,382        2,093,407          692,447        1,485,689
   Administration fee (Note 3) ................................          69,851          227,963           75,411          161,732
   Custodian fee ..............................................          11,570           16,355           20,740           17,087
   Fund accounting fee (Note 3) ...............................          36,162           48,957           48,413           52,134
   Legal fee (Note 3) .........................................           4,637           12,005            4,820            8,795
   Audit fee ..................................................          17,683           17,438           13,804           18,778
   Transfer agent fee (Note 3) ................................          76,376          194,031           43,529          341,786
   12b-1 fee (Note 3) .........................................           4,231             --               --              9,374
   Shareholder services fee (Note 3) ..........................          43,131          102,805             --             35,749
   Trustees' fees and expenses (Note 3) .......................           1,838            4,160            2,205            3,839
   Amortization of organization costs (Note 2) ................             600             --              3,938              880
   Reports to shareholders ....................................          26,139           59,633            6,205           27,562
   Registration fees ..........................................          10,050           11,383            4,059           22,693
   Insurance ..................................................             771            2,485            1,129            2,086
   Miscellaneous ..............................................          14,497           21,628            2,636           20,333
                                                                  -------------    -------------    -------------    -------------
       Total expenses before reimbursement/waiver .............         958,918        2,812,250          919,336        2,208,517
                                                                  -------------    -------------    -------------    -------------
       Less: reimbursement/waiver (Note 4) ....................        (173,335)        (558,241)        (184,653)        (424,672)
                                                                  -------------    -------------    -------------    -------------
       Total expenses net of reimbursement/waiver .............         785,583        2,254,009          734,683        1,783,845
                                                                  -------------    -------------    -------------    -------------
NET INVESTMENT INCOME .........................................       4,595,283       17,061,023        5,784,700       11,590,057
                                                                  -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
   GAIN(LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold ...............          52,173        1,223,187         (409,194)       1,790,921
   Net change in unrealized appreciation
     of investments ...........................................          11,015        1,852,671        1,291,642        2,914,586
                                                                  -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .............................................          63,188        3,075,858          882,448        4,705,507
                                                                  -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................   $   4,658,471    $  20,136,881    $   6,667,148    $  16,295,564
                                                                  =============    =============    =============    =============

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS
                    ---------------

                                                                                                       INTERMEDIATE GOVERNMENT
                                                                       SHORT-TERM BOND FUND                  INCOME FUND
                                                                  ------------------------------    ------------------------------
                                                                                     YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------------
                                                                        1997            1996              1997           1996
                                                                  -------------    -------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD .............................   $  91,875,454    $  66,629,823    $ 293,490,809    $ 265,595,212
                                                                  -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ......................................       4,595,283        5,208,439       17,061,023       17,781,838
   Net realized gain (loss) on investments sold ...............          52,173          112,054        1,223,187       (2,311,334)
   Net change in unrealized appreciation (depreciation)
        of investments ........................................          11,015         (568,149)       1,852,671       (3,748,553)
                                                                  -------------    -------------    -------------    -------------
     Net increase in net assets resulting from operations .....       4,658,471        4,752,344       20,136,881       11,721,951
                                                                  -------------    -------------    -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ....................................      (1,600,017)      (1,899,771)      (4,207,799)      (4,849,267)
                                                                  -------------    -------------    -------------    -------------
   RETAIL B SHARES:
     Net investment income ....................................         (24,164)          (5,986)             N/A              N/A
                                                                  -------------    -------------    -------------    -------------
   TRUST SHARES:
     Net investment income ....................................      (2,971,102)      (3,302,682)     (12,853,224)     (12,933,355)
                                                                  -------------    -------------    -------------    -------------
   Total Dividends to shareholders ............................      (4,595,283)      (5,208,439)     (17,061,023)     (17,782,622)
                                                                  -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1) ...........     (13,235,835)      25,701,726      (21,726,338)      33,956,268
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets ....................     (13,172,647)      25,245,631      (18,650,480)      27,895,597
                                                                  -------------    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................   $  78,702,807    $  91,875,454    $ 274,840,329    $ 293,490,809
                                                                  =============    =============    =============    =============
(A) Undistributed net investment income .......................   $     190,129    $     130,065    $     678,010    $     525,316
                                                                  =============    =============    =============    =============
-------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages
    24 and 25.

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS
                    ---------------

                                                                        CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                  ------------------------------    ------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------------
                                                                       1997            1996             1997             1996
                                                                  -------------    -------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD .............................   $ 107,727,788    $  37,390,970    $ 180,704,892    $ 164,723,305
                                                                  -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ......................................       5,784,700        6,739,925       11,590,057        9,922,239
   Net realized gain (loss) on investments sold ...............        (409,194)       1,258,135        1,790,921        1,020,018
   Net change in unrealized appreciation (depreciation)
     of investments ...........................................       1,291,642       (2,341,149)       2,914,586       (3,640,756)
                                                                  -------------    -------------    -------------    -------------
     Net increase in net assets resulting from operations .....       6,667,148        5,656,911       16,295,564        7,301,501
                                                                  -------------    -------------    -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ....................................            --               --         (1,654,569)      (1,722,962)
     Dividends in excess of net investment income .............            --               --               --               --
                                                                  -------------    -------------    -------------    -------------
       Total Dividends ........................................            --               --         (1,654,569)      (1,722,962)
                                                                  =============    =============    =============    =============
   RETAIL B SHARES:
     Net investment income ....................................             N/A              N/A          (59,668)         (12,988)
                                                                  -------------    -------------    -------------    -------------
       Total Dividends ........................................             N/A              N/A          (59,668)         (12,988)
                                                                  =============    =============    =============    =============
   TRUST SHARES:
     Net investment income ....................................      (5,784,700)      (6,740,091)      (9,875,820)      (8,186,289)
     Net realized gain on investments .........................         (94,588)        (269,505)            --               --
                                                                  -------------    -------------    -------------    -------------
       Total Dividends ........................................      (5,879,288)      (7,009,596)      (9,875,820)      (8,186,289)
                                                                  -------------    -------------    -------------    -------------
   Total Dividends to shareholders ............................      (5,879,288)      (7,009,596)     (11,590,057)      (9,922,239)
                                                                  -------------    -------------    -------------    -------------
NET INCREASE FROM SHARE TRANSACTIONS(1) .......................     (16,787,265)      71,689,503       26,936,176       18,602,325
                                                                  -------------    -------------    -------------    -------------
     Net increase in net assets ...............................     (15,999,405)      70,336,818       31,641,683       15,981,587
                                                                  -------------    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................   $  91,728,383    $ 107,727,788    $ 212,346,575    $ 180,704,892
                                                                  =============    =============    =============    =============
(A) Undistributed net investment income .......................   $     265,994    $     224,825    $     204,729    $     121,385
                                                                  =============    =============    =============    =============
-----------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS -
                    ---------------   CAPITAL STOCK ACTIVITY

                                                                                                         INTERMEDIATE GOVERNMENT
                                                                          SHORT-TERM BOND FUND                  INCOME FUND
                                                                  ------------------------------    ------------------------------
                                                                                         YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------------
                                                                       1997            1996             1997             1996
                                                                  -------------    -------------    -------------    -------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .......................................................   $   3,995,870    $   9,555,879    $   3,669,282    $  10,050,205
   Issued in connection with acquisition (Note 7) .............            --          7,787,792             --         10,486,443
   Issued to shareholders in reinvestment of dividends ........       1,346,681        1,599,869        3,067,104        3,514,752
   Repurchased ................................................     (10,793,787)     (16,939,526)     (21,570,468)     (22,121,133)
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in shares outstanding ............   $  (5,451,236)   $   2,004,014    $ (14,834,082)   $   1,930,267
                                                                  =============    =============    =============    =============
RETAIL B SHARES:
   Sold .......................................................   $     999,153    $     301,660              N/A              N/A
   Issued to shareholders in reinvestment of dividends ........          21,269            5,137              N/A              N/A
   Repurchased ................................................        (379,826)         (47,553)             N/A              N/A
                                                                  -------------    -------------    -------------    -------------
     Net increase in shares outstanding .......................   $     640,596    $     259,244              N/A              N/A
                                                                  =============    =============    =============    =============
TRUST SHARES:
   Sold .......................................................   $  24,394,847    $  42,871,945    $  36,370,300    $  34,811,806
   Issued in connection with acquisition (Note 7) .............            --         30,804,627             --         46,190,350
   Issued to shareholders in reinvestment of dividends ........       1,265,211        1,175,479        3,566,591        3,100,671
   Repurchased ................................................     (34,085,253)     (51,413,583)     (46,829,147)     (52,076,826)
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in shares outstanding ............   $  (8,425,195)   $  23,438,468    $  (6,892,256)   $  32,026,001
                                                                  =============    =============    =============    =============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold .......................................................         400,607          972,793          365,080        1,020,915
   Issued in connection with acquisition (Note 7) .............            --            769,928             --          1,010,018
   Issued to shareholders in reinvestment of dividends ........         135,211          160,014          305,443          347,896
   Repurchased ................................................      (1,083,470)      (1,697,523)      (2,150,492)      (2,195,110)
                                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in shares outstanding ............        (547,652)         205,212       (1,479,969)         183,719
                                                                  =============    =============    =============    =============
RETAIL B SHARES:
   Sold .......................................................         100,387           30,291              N/A              N/A
   Issued to shareholders in reinvestment of dividends ........           2,134              517              N/A              N/A
   Repurchased ................................................         (38,137)          (4,785)             N/A              N/A
                                                                  -------------    -------------    -------------    -------------
     Net increase in shares outstanding .......................          64,384           26,023              N/A              N/A
                                                                  =============    =============    =============    =============
TRUST SHARES:
   Sold .......................................................       2,446,322        4,305,171        3,618,274        3,525,379
   Issued in connection with acquisition (Note 7) .............            --          3,042,900             --          4,449,125
   Issued to shareholders in reinvestment of dividends ........         127,027          117,626          355,211          306,699
   Repurchased ................................................      (3,421,147)      (5,127,353)      (4,670,476)      (5,140,526)
                                                                  -------------    -------------    -------------    -------------
   Net increase (decrease) in shares outstanding ..............        (847,798)       2,338,344         (696,991)       3,140,677
                                                                  =============    =============    =============    =============

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   STATEMENTSOFCHANGESINNET ASSETS -
                    ---------------   CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                      CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                  ------------------------------    ------------------------------
                                                                                     YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------------
                                                                       1997            1996             1997             1996
                                                                  -------------    -------------    -------------    -------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .......................................................   $        --      $        --      $   4,361,984    $  11,663,127
   Issued to shareholders in reinvestment of dividends ........            --               --          1,329,363        1,325,701
   Repurchased ................................................            --               --         (9,321,623)     (11,581,369)
                                                                  -------------    -------------    -------------    -------------
   Net increase in shares outstanding .........................   $        --      $        --      $  (3,630,276)   $   1,407,459
                                                                  =============    =============    =============    =============
RETAIL B SHARES:
   Sold .......................................................             N/A              N/A    $   1,462,738    $     650,504
   Issued to shareholders in reinvestment of dividends ........             N/A              N/A           51,636           11,298
   Repurchased ................................................             N/A              N/A         (210,602)         (25,139)
                                                                  -------------    -------------    -------------    -------------
   Net increase in shares outstanding .........................             N/A              N/A    $   1,303,772    $     636,663
                                                                  =============    =============    =============    =============
TRUST SHARES:
   Sold .......................................................   $  18,295,070    $  20,658,393    $  79,880,780    $  49,925,801
   Issued in connection with acquisition (Note 7) .............            --         88,144,360             --               --
   Issued to shareholders in reinvestment of dividends ........       3,007,004        3,047,222        6,532,304        5,272,956
   Repurchased ................................................     (38,089,339)     (40,160,472)     (57,150,404)     (38,640,554)
                                                                  -------------    -------------    -------------    -------------
   Net increase in shares outstanding .........................   $ (16,787,265)   $  71,689,503    $  29,262,680    $  16,558,203
                                                                  =============    =============    =============    =============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold .......................................................            --               --            416,980        1,104,626
   Issued to shareholders in reinvestment of dividends ........            --               --            127,282          126,818
   Repurchased ................................................            --               --           (893,411)      (1,101,738)
                                                                  -------------    -------------    -------------    -------------
   Net increase in shares outstanding .........................            --               --           (349,149)         129,706
                                                                  =============    =============    =============    =============
RETAIL B SHARES:
   Sold .......................................................             N/A              N/A          140,116           63,032
   Issued to shareholders in reinvestment of dividends ........             N/A              N/A            4,930            1,098
   Repurchased ................................................             N/A              N/A          (20,125)          (2,379)
                                                                  -------------    -------------    -------------    -------------
   Net increase in shares outstanding .........................             N/A              N/A          124,921           61,751
                                                                  =============    =============    =============    =============
TRUST SHARES:
   Sold .......................................................       1,749,086        2,097,643        7,652,225        4,770,415
   Issued in connection with acquisition (Note 7) .............            --          8,188,057             --               --
   Issued to shareholders in reinvestment of dividends ........         287,115          289,501          624,915          504,257
   Repurchased ................................................      (3,637,846)      (3,827,076)      (5,480,793)      (3,695,189)
                                                                  -------------    -------------    -------------    -------------
   Net increase in shares outstanding .........................      (1,601,645)       6,748,125        2,796,347        1,579,483
                                                                  =============    =============    =============    =============

                       See Notes to Financial Statements.

                    ---------------   SHORT-TERM BOND FUND
                    THE GALAXY FUND   FINANCIAL HIGHLIGHTS
                    ---------------   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

RETAIL A SHARES
                                                                                 YEARS ENDED OCTOBER 31,
                                                                  ---------------------------------------------------
                                                                    1997      1996       1995       1994      1993(1)
                                                                  -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period ..........................   $  9.99    $ 10.06    $  9.73    $ 10.30    $ 10.09
                                                                  -------    -------    -------    -------    -------

 Income from Investment Operations:
   Net investment income (A) ..................................      0.53       0.52       0.55       0.44       0.47
   Net realized and unrealized gain (loss) on investments .....      0.02      (0.07)      0.33      (0.51)      0.22
                                                                  -------    -------    -------    -------    -------
     Total from Investment Operations: ........................      0.55       0.45       0.88      (0.07)      0.69
                                                                  -------    -------    -------    -------    -------
 Less Dividends:
   Dividends from net investment income .......................     (0.53)     (0.52)     (0.55)     (0.44)     (0.47)
   Dividends from net realized capital gains ..................      --         --         --         --        (0.01)
   Dividends in excess of net realized capital gains ..........      --         --         --        (0.06)      --
                                                                  -------    -------    -------    -------    -------
     Total Dividends: .........................................     (0.53)     (0.52)     (0.55)     (0.50)     (0.48)
                                                                  -------    -------    -------    -------    -------
 Net increase (decrease) in net asset value ...................      0.02      (0.07)      0.33      (0.57)      0.21
                                                                  -------    -------    -------    -------    -------
 Net Asset Value, End of Period ...............................   $ 10.01    $  9.99    $ 10.06    $  9.73    $ 10.30
                                                                  =======    =======    =======    =======    =======
 Total Return(3) ..............................................      5.64%      4.63%      9.28%     (0.68)%     6.98%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ............................   $27,961    $33,388    $31,542    $34,061    $85,211
 Ratios to average net assets:
     Net investment income including
     reimbursement/waiver .....................................      5.29%      5.22%      5.54%      4.43%      4.51%
     Operating expenses including reimbursement/waiver ........      1.00%      1.11%      0.99%      0.93%      0.86%
     Operating expenses excluding reimbursement/waiver ........      1.21%      1.35%      1.32%      1.14%      1.06%
 Portfolio Turnover Rate ......................................       173%       214%       289%       233%       100%
-----------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2)  The Fund began offering Retail B Shares on March 4, 1996.
(3)  Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
     Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994, and 1993 were $0.51, $0.50, $0.52, $0.42, and
     $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
     Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.52, $0.53, $0.54,
     $0.42 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment
     Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1997 and 1996, were $0.44 and $0.29, respectively.

                       See Notes to Financial Statements.

TRUST SHARES
                                                  YEARS ENDED OCTOBER 31,                   RETAIL B SHARES
                               -----------------------------------------------------------      YEAR ENDED          PERIOD ENDED
                                1997          1996          1995          1994      1993(1)  OCTOBER 31, 1997    OCTOBER 31, 1996(2)
                               -----        ------        ------        ------     ------   ----------------    -------------------
Net Asset Value, Beginning
  of Period ................   $ 9.99        $10.06        $ 9.73        $10.30     $10.09        $ 9.99               $10.09
                               ------        ------        ------        ------     ------        ------               ------

 Income from Investment
   Operations:
   Net investment income (A)     0.54          0.55          0.57          0.44       0.47          0.46                 0.31
   Net realized and
     unrealized gain (loss)
     on investments ........     0.02         (0.07)         0.33         (0.51)      0.22          0.03                (0.10)
                               ------        ------        ------        ------     ------        ------               ------
     Total from Investment
       Operations: .........     0.56          0.48          0.90         (0.07)      0.69          0.49                 0.21
                               ------        ------        ------        ------     ------        ------               ------
 Less Dividends:
   Dividends from net
     investment income .....    (0.54)        (0.55)        (0.57)        (0.44)     (0.47)        (0.47)               (0.31)
   Dividends from net realized
     capital gains .........     --            --            --            --        (0.01)         --                   --
   Dividends in excess of
     net realized capital
     gains .................     --            --            --           (0.06)      --            --                   --
                               ------        ------        ------        ------     ------        ------               ------
     Total Dividends: ......    (0.54)        (0.55)        (0.57)        (0.50)     (0.48)        (0.47)               (0.31)
                               ------        ------        ------        ------     ------        ------               ------
 Net increase (decrease)
   in net asset value ......     0.02         (0.07)         0.33         (0.57)      0.21          0.02                (0.10)
                               ------        ------        ------        ------     ------        ------               ------
 Net Asset Value, End of
   Period ..................   $10.01        $ 9.99        $10.06        $ 9.73     $10.30        $10.01               $ 9.99
                               ======        ======        ======        ======     ======        ======               ======
 Total Return(3) ...........    5.77%         4.91%         9.55%       (0.66)%      6.98%         4.99%                2.12%**

 Ratios/Supplemental Data:
 Net Assets, End of Period
   (000's) .................  $49,837       $58,227       $35,088       $39,843    $85,211       $  905               $  260
 Ratios to average net assets:
     Net investment income
     including reimbursement/
     waiver ................    5.43%         5.49%         5.79%         4.45%      4.51%         4.56%                4.73%*
     Operating expenses
       including reimbursement/
       waiver ..............    0.86%         0.84%         0.74%         0.91%      0.86%         1.75%                1.77%*
     Operating expenses
       excluding reimbursement/
       waiver ..............    1.07%         1.08%         1.02%         1.11%      1.06%         2.01%                1.98%*
 Portfolio Turnover Rate ...     173%          214%          289%          233%       100%          173%                 214%

                    ---------------   INTERMEDIATE GOVERNMENT INCOME FUND
                    THE GALAXY FUND   FINANCIAL HIGHLIGHTS
                    ---------------   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

RETAIL A SHARES
                                                                                 YEARS ENDED OCTOBER 31,
                                                                  ---------------------------------------------------
                                                                    1997      1996       1995       1994       1993(1)
                                                                  -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period ..........................   $ 10.06    $ 10.28    $  9.68    $ 10.72    $ 10.83
                                                                  -------    -------    -------    -------    -------
Income from Investment Operations:
   Net investment income (A) ..................................      0.59       0.57       0.61       0.57       0.65
   Net realized and unrealized gain (loss) on investments .....      0.12      (0.22)      0.60      (1.03)      0.10
                                                                  -------    -------    -------    -------    -------
     Total from Investment Operations: ........................      0.71       0.35       1.21      (0.46)      0.75
                                                                  -------    -------    -------    -------    -------
Less Dividends:
   Dividends from net investment income .......................     (0.59)     (0.57)     (0.61)     (0.56)     (0.64)
   Dividends in excess of net investment income ...............      --         --         --        (0.01)     (0.03)
   Dividends from net realized capital gains ..................      --         --         --         --        (0.19)
   Dividends in excess of net realized capital gains ..........      --         --         --        (0.01)      --
                                                                  -------    -------    -------    -------    -------
     Total Dividends: .........................................     (0.59)     (0.57)     (0.61)     (0.58)     (0.86)
                                                                  -------    -------    -------    -------    -------
Net increase (decrease) in net asset value ....................      0.12      (0.22)      0.60      (1.04)     (0.11)
                                                                  -------    -------    -------    -------    -------
Net Asset Value, End of Period ................................   $ 10.18    $ 10.06    $ 10.28    $  9.68    $ 10.72
                                                                  =======    =======    =======    =======    =======
Total Return(2) ...............................................      7.33%      3.58%     12.85%     (4.42)%     7.06%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .............................   $65,626    $79,741    $79,558    $94,669    $447,359
Ratios to average net assets:
   Net investment income including reimbursement/
    waiver ....................................................      5.90%      5.69%      6.10%      5.58%      6.03%
   Operating expenses including reimbursement/waiver ..........      1.02%      1.04%      1.02%      0.78%      0.80%
   Operating expenses excluding reimbursement/waiver ..........      1.22%      1.24%      1.26%      0.99%      1.00%
Portfolio Turnover Rate .......................................       128%       235%       145%       124%       153%
------------------------------------------------------------------------
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994, and 1993 were $0.57, $0.55, $0.58, $0.54, and
    $0.63, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995,1994 and 1993 were $0.60, $0.58, $0.62
    $0.54 and $0.63, respectively.

                       See Notes to Financial Statements.

TRUST SHARES

                                                                              YEARS ENDED OCTOBER 31,
                                         ------------------------------------------------------------------------------------------
                                            1997                 1996               1995                1994               1993(1)
                                         ----------          ----------          ----------          ----------          ----------
Net Asset Value, Beginning of Period ..  $    10.06          $    10.28          $     9.68          $    10.72          $    10.83
                                         ----------          ----------          ----------          ----------          ----------
Income from Investment Operations:
   Net investment income (A) ..........        0.62                0.60                0.64                0.57                0.65
   Net realized and unrealized gain
     (loss) on investments ............        0.12               (0.22)               0.60               (1.03)               0.10
                                         ----------          ----------          ----------          ----------          ----------
     Total from Investment Operations:         0.74                0.38                1.24               (0.46)               0.75
                                         ----------          ----------          ----------          ----------          ----------
Less Dividends:
   Dividends from net investment
     income ...........................       (0.62)              (0.60)              (0.64)              (0.56)              (0.64)
   Dividends in excess of net
     investment income ................        --                  --                  --                 (0.01)              (0.03)
   Dividends from net realized
     capital gains ....................        --                  --                  --                  --                 (0.19)
   Dividends in excess of net
     realized capital gains ...........        --                  --                  --                 (0.01)               --
                                         ----------          ----------          ----------          ----------          ----------
     Total Dividends: .................       (0.62)              (0.60)              (0.64)              (0.58)              (0.86)
                                         ----------          ----------          ----------          ----------          ----------
Net increase (decrease) in net
  asset value .........................        0.12               (0.22)               0.60               (1.04)              (0.11)
                                         ----------          ----------          ----------          ----------          ----------
Net Asset Value, End of Period ........  $    10.18          $    10.06          $    10.28          $     9.68          $    10.72
                                         ==========          ==========          ==========          ==========          ==========
Total Return(2) .......................       7.63%               3.88%              13.18%              (4.39)%              7.06%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .....  $  209,215          $  213,750          $  186,037          $  212,144          $  447,359
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver .............        6.19%               5.98%               6.39%               5.61%               6.03%
   Operating expenses including
     reimbursement/waiver .............        0.74%               0.75%               0.73%               0.75%               0.80%
   Operating expenses excluding
     reimbursement/waiver .............        0.94%               0.95%               0.94%               0.95%               1.00%
Portfolio Turnover Rate ...............         128%                235%                145%                124%                153%

                       See Notes to Financial Statements.

                    ---------------   CORPORATE BOND FUND
                    THE GALAXY FUND   FINANCIAL HIGHLIGHTS
                    ---------------   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

TRUST SHARES

                                                              YEARS ENDED OCTOBER 31,
                                                            --------------------------     PERIOD ENDED
                                                                1997         1996       OCTOBER 31, 1995(1)
                                                            -----------    -----------  ------------------
Net Asset Value, Beginning of Period ....................   $     10.53    $     10.74     $     10.00
                                                            -----------    -----------     -----------
 Income from Investment Operations:
   Net investment income (A) ............................          0.66           0.64            0.61
   Net realized and unrealized gain (loss) on investments          0.11          (0.13)           0.74
                                                            -----------    -----------     -----------
     Total from Investment Operations: ..................          0.77           0.51            1.35
                                                            -----------    -----------     -----------
Less Dividends:
   Dividends from net investment income .................         (0.66)         (0.64)          (0.61)
   Dividends from net realized capital gains ............         (0.01)         (0.08)           --
                                                            -----------    -----------     -----------
     Total Dividends: ...................................         (0.67)         (0.72)          (0.61)
                                                            -----------    -----------     -----------
Net increase (decrease) in net asset value ..............          0.10          (0.21)           0.74
                                                            -----------    -----------     -----------
Net Asset Value, End of Period ..........................   $     10.63    $     10.53     $     10.74
                                                            ===========    ===========     ===========
Total Return ............................................          7.56%          5.00%          13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................   $    91,728    $   107,728     $    37,391
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...............................          6.27%          6.13%           6.61%*
   Operating expenses including
     reimbursement/waiver ...............................          0.80%          0.85%           1.06%*
   Operating expenses excluding
     reimbursement/waiver ...............................          1.00%          1.05%           1.26%*
Portfolio Turnover Rate .................................            37%            84%             41%**
---------------------------------------------------------------------
 *   Annualized
 **  Not Annualized
 (1) The Fund commenced operations on December 12, 1994.
 (A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
     Administrator for the years ended October 31, 1997 and 1996 and for the period ended October 31, 1995 were $0.64, $ 0.62 and $ 0.57, respectively.

                       See Notes to Financial Statements.

                    ---------------   HIGH QUALITY BOND FUND
                    THE GALAXY FUND   FINANCIALHIGHLIGHTS
                    ---------------   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

RETAIL A SHARES
                                                                                 YEARS ENDED OCTOBER 31,
                                                      --------------------------------------------------------------------------
                                                          1997            1996           1995           1994          1993(1)
                                                      -------------  -------------  -------------  -------------  --------------
Net Asset Value, Beginning of Period ..............   $       10.47  $       10.63  $        9.54  $       11.37  $        10.60
                                                      -------------  -------------  -------------  -------------  --------------
Income from Investment Operations:
   Net investment income (A) ......................            0.60           0.59           0.62           0.64            0.66
   Net realized and unrealized gain (loss
      on investments ..............................            0.23          (0.16)          1.09          (1.56)           0.93
                                                      -------------  -------------  -------------  -------------  --------------
       Total from Investment Operations: ..........            0.83           0.43           1.71          (0.92)           1.59
                                                      -------------  -------------  -------------  -------------  --------------
Less Dividends:
   Dividends from net investment income ...........           (0.60)         (0.59)         (0.62)         (0.64)          (0.66)
   Dividends from net realized capital gains ......         --             --             --             --                (0.16)
   Dividends in excess of net realized capital
    gains .........................................         --             --             --               (0.27)        --
                                                      -------------  -------------  -------------  -------------  --------------
       Total Dividends: ...........................           (0.60)         (0.59)         (0.62)         (0.91)          (0.82)
                                                      -------------  -------------  -------------  -------------  --------------
Net increase (decrease) in net asset value ........            0.23          (0.16)          1.09          (1.83)           0.77
                                                      -------------  -------------  -------------  -------------  --------------
Net Asset Value, End of Period ....................   $       10.70  $       10.47  $       10.63  $        9.54  $        11.37
                                                      =============  =============  =============  =============  ==============
Total Return(2) ...................................            8.22%         4.24%         18.46%         (8.41)%         15.63%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ................    $       27,950 $      30,984  $      30,093  $      26,654  $      162,594
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver .........................            5.73%          5.66%          6.16%          6.25%           5.98%
   Operating expenses including
     reimbursement/waiver .........................            1.01%          1.07%          1.02%          0.81%           0.76%
   Operating expenses excluding
     reimbursement/waiver .........................            1.21%          1.28%          1.26%          1.02%           0.96%
Portfolio Turnover Rate ...........................             182%           163%           110%           108%            128%

-----------------------------------------------------------------
 (1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Share and Trust Shares.
 (2) Calculation does not include the effect of any sales charge for Retail A Shares.
 (A) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Investment Advisor and/o
     Administrator for the years ended October 31, 1997, 1996, 1995, 1994, and 1993 were $0.58, $ 0.57, $ 0.59, $ 0.62, and
     $ 0.63, respectively.

                       See Notes to Financial Statements.

                    ---------------   HIGH QUALITY BOND FUND
                    THE GALAXY FUND   FINANCIAL HIGHLIGHTS
                    ---------------   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
 TRUST SHARES
                                                        YEARS ENDED OCTOBER 31,                    RETAIL B SHARES  PERIOD ENDED
                                         -----------------------------------------------------        YEAR ENDED    OCTOBER 31,
                                          1997        1996        1995        1994      1993(1)    OCTOBER 31, 1997     1996(2)
                                         ------      ------      ------      ------    --------    ----------------  -----------
Net Asset Value,
   Beginning of Period .............   $  10.47    $  10.63    $   9.54    $  11.37    $  10.60         $ 10.47       $ 10.72
                                       --------    --------    --------    --------    --------         -------       -------
Income from
Investment Operations:
   Net investment
     income (A) ....................       0.61        0.62        0.64        0.65        0.66            0.53          0.36
   Net realized and unrealized
     gain (loss) on investments ....       0.23       (0.16)       1.09       (1.56)       0.93            0.24         (0.25)
                                       --------    --------    --------    --------    --------         -------       -------
       Total from Investment
         Operations: ...............       0.84        0.46        1.73       (0.91)       1.59            0.77          0.11
                                       --------    --------    --------    --------    --------         -------       -------
Less Dividends:
   Dividends from
     net investment income .........      (0.61)      (0.62)      (0.64)      (0.65)      (0.66)          (0.54)        (0.36)
   Dividends from net
     realized capital gains ........       --          --          --          --         (0.16)           --            --
   Dividends in excess of
     net realized capital gains ....       --          --          --         (0.27)       --              --            --
                                       --------    --------    --------    --------    --------         -------       -------
       Total Dividends: ............      (0.61)      (0.62)      (0.64)      (0.92)      (0.82)          (0.54)        (0.36)
                                       --------    --------    --------    --------    --------         -------       -------
Net increase (decrease)
   in net asset value ..............       0.23       (0.16)       1.09       (1.83)       0.77            0.23         (0.25)
                                       --------    --------    --------    --------    --------         -------       -------
Net Asset Value,
   End of Period ...................   $  10.70    $  10.47    $  10.63    $   9.54    $  11.37         $ 10.70       $ 10.47
                                       ========    ========    ========    ========    ========         =======       =======
Total Return(3) ....................       8.36%       4.46%      18.66%      (8.39)%     15.63%           7.59%         1.14%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)      $182,398    $149,075    $134,631    $118,776    $162,594         $ 1,998       $   646
Ratios to average net assets:
   Net investment income
     including reimbursement/
     waiver ........................       5.88%       5.88%       6.33%       6.28%       5.98%           5.07%         5.34%*
   Operating expenses
     including reimbursement/
     waiver ........................       0.87%       0.85%       0.85%       0.78%       0.76%           1.69%         1.60%*
   Operating expenses excluding
     reimbursement/waiver ..........       1.09%       1.06%       1.07%       0.98%       0.96%           1.95%         1.81%*
Portfolio Turnover Rate ............        182%        163%        110%        108%        128%            182%          163%

------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) The Fund began offering Retail B Shares on March 4, 1996.
(3) Calculation does not include the effect of any sales charge for Retail B Shares.
(A) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for the years ended October 31, 1997, 1996, 1995, 1994, and 1993 were $0.59, $0.60, $0.62, $0.63, and $0.63, respectively. Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Investment
    Advisor and/or Administrator for the years ended October 31, 1997 and 1996 were $0.51 and $0.34, respectively.

                       See Notes to Financial Statements.

                    ---------------
                    THE GALAXY FUND   NOTES TO FINANCIAL STATEMENTS
                    ---------------

1. ORGANIZATION

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

     The Short-Term Bond and High Quality Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Intermediate Government Income and Corporate Bond Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Short-Term Bond and High Quality Bond Funds offer all three series of shares, the Intermediate Government Income Fund offers Trust Shares and Retail A Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and
(iii) series specific expenses (distribution and/or shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

     PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded.

     EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

     The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

     The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator")provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

     Prior to September 5, 1996, Investor Services Group was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, Chase Manhattan Bank, N.A. for its services.

     First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's shares.

     The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

     The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liason and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the Institution's Customers. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the Institution's Customers. For the year ended October 31, 1997, the Funds paid shareholder servicing and related fees and/or distribution fees under the Services Plan and 12b-1 Plan as follows:

                               SERVICES          12B-1 PLAN
 FUND                            PLAN      SERVICES     DISTRIBUTION
 ----                            ----    -----------------------------

Short-Term Bond .............. $ 43,131    $   788        $  3,443
Intermediate
 Government Income ...........  102,805        N/A             N/A
High Quality Bond ............   35,749      1,729           7,645

     Retail A Shares, Trust Shares and, effective March 1, 1996, Retail B Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of shareholder accounts. For the year ended October 31, 1997, transfer agent charges for each series were as follows:

 FUND                     RETAIL A      RETAIL B       TRUST
 ----                     --------      --------       ------

Short-Term Bond           $ 26,063       $1,260       $ 49,053
Intermediate
 Government Income         123,098         --           70,933
Corporate Bond               --            --           43,529
High Quality Bond           48,904        2,702        290,180

     Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, Trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIPand the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

     Each Trustee is eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

     Expenses for the year ended October 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     The Investment Advisor voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Advisor may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1997, the Investment Advisor waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                     FEES WAIVED          REIMBURSEMENT
                                    BY INVESTMENT         BY INVESTMENT
FUND                                   ADVISOR               ADVISOR
----                                 ----------            ----------

Short-Term Bond .........             $ 171,035            $   2,300
Intermediate
 Government Income ......               558,241                  --
Corporate Bond ..........               184,653                  --
High Quality Bond .......               396,183               28,489

5. SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares) and Class L - Series 3 Shares (Retail B Shares) - Short-Term Bond Fund; Class D Shares (Trust Shares) and Class D - Special Series 1 Shares (Retail A Shares) Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares) and Class T - Series 2 Shares (Retail A Shares) Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares) and Class J - Series 3 Shares (Retail B Shares) - High Quality Bond Fund.

     Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Retail A Shares, Retail B Shares and Trust Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

     Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1997 were as follows:

FUND
PURCHASES                                GOVERNMENT             OTHER
---------                                ----------             -----

Short-Term Bond ..................      $ 74,331,136        $ 64,894,675
Intermediate Government Income ...       309,243,640          43,216,957
Corporate Bond ...................        18,346,425          14,730,696
High Quality Bond ................       232,138,526         144,391,531

SALES
-----
Short-Term Bond ..................        77,322,080          59,996,925
Intermediate
 Government Income ...............       311,118,122          63,309,652
Corporate Bond ...................        21,121,489          29,263,778
High Quality Bond ................       222,392,655         127,337,786

     The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1997 for each Fund is as follows:

FUND                                     APPRECIATION       (DEPRECIATION)
----                                     ------------       --------------
Short-Term Bond ..................      $    598,680        $   (82,058)
Intermediate Government
 Income ..........................         4,203,216           (280,894)
Corporate Bond ...................         1,992,938           (833,050)
High Quality Bond ................         6,332,422            (36,209)

FUND                                          NET                COST
----                                         -----              ------
Short-Term Bond ..................      $    516,622       $ 77,187,240
Intermediate Government
 Income ..........................         3,922,322        267,650,174
Corporate Bond ...................         1,159,888         89,469,320
High Quality Bond ................         6,296,213        206,026,024

  At October 31, 1997 the following Funds had capital loss carryforwards:

FUND                                        AMOUNT            EXPIRATION
----                                        ------            ----------
Short-Term Bond ..................      $    166,802            2000
                                           1,797,977            2001
                                           2,843,359            2002
                                           1,206,932            2003
                                              10,917            2004
                                               9,409            2005
Intermediate
 Government Income ...............           480,329            2001
                                          20,986,933            2002
                                           3,291,626            2003
                                           2,479,060            2004
Corporate Bond ...................            73,972            2001
                                           1,153,008            2002
                                           1,309,536            2003
                                             450,363            2005
High Quality Bond ................         2,899,174            2003

7. ACQUISITION OF THE SHAWMUT FUNDS

     At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund were transferred to the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and the Galaxy Corporate Bond Fund, respectively, in exchange for Retail A and Trust Shares of the Galaxy Short-Term Bond Fund, Retail A and Trust Shares of the Galaxy Intermediate Government Income Fund and Trust Shares of the Galaxy Corporate Bond Fund, respectively. Accordingly, the net assets of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund, respectively were exchanged for 769,928 Retail A Shares and 3,042,900 Trust Shares of the Galaxy Short-Term Bond Fund, 1,010,018 Retail A Shares and 4,449,125 Trust Shares of the Galaxy Intermediate Government Income Fund and 8,188,057 Trust Shares of the Galaxy Corporate Bond Fund, respectively. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by Shawmut shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and Unrealized Appreciation associated with the transaction:

                                                  Before Acquisition                      After Acquisition
                                            ----------------------------                 -------------------
                                              Galaxy          Shawmut                           Galaxy
                                            Short-Term      Limited Term                      Short-Term
                                               Bond            Income                            Bond
                                            ----------      ------------                      ----------
Net Assets .............................. $ 67,193,642     $ 38,592,419                     $ 105,786,061
Shares outstanding ......................    6,639,613        4,010,158                        10,452,440
Retail A Net Asset Value, per share ..... $      10.12     $       9.63                     $       10.12
Trust Net Asset Value, per share ........ $      10.12     $       9.62                     $       10.12
Unrealized Appreciation ................. $  1,401,348     $    520,971

                                                  Before Acquisition                      After Acquisition
                                            ----------------------------                 -------------------
                                              Galaxy          Shawmut                           Galaxy
                                           Intermediate    Intermediate                      Intermediate
                                            Government      Government                        Government
                                              Income          Income                            Income
                                            ----------      ----------                        ----------
Net Assets .............................. $268,704,491     $ 56,676,793                     $ 325,381,284
Shares outstanding ......................   25,878,466        5,718,050                        31,337,609
Retail A and Trust Net Asset Value,
 per share .............................. $      10.38     $       9.91                     $       10.38
Unrealized Appreciation ................. $  8,182,521     $  1,253,530

                                                  Before Acquisition                      After Acquisition
                                            ----------------------------                 -------------------
                                              Galaxy          Shawmut                           Galaxy
                                             Corporate         Fixed                           Corporate
                                               Bond            Income                            Bond
                                               ----            ------                           -------
Net Assets .............................. $ 37,891,079          $ 88,144,360                $ 126,035,439
Shares outstanding ......................    3,518,577             8,818,538                   11,706,634
Retail A and Trust Net Asset Value,
 per share .............................. $      10.77          $      10.00                $       10.77
Unrealized Appreciation ................. $  2,501,831          $  1,370,661

---------------
THE GALAXY FUND
---------------

TAX INFORMATION (UNAUDITED)

     During the fiscal year ended October 31, 1997, the Corporate Bond Fund made distributions from long-term capital gains of $94,588.

     During the fiscal year ended October 31, 1997, the following Funds earned income from direct obligations of the U.S. Government:

                                          U.S. GOVERNMENT
FUND                                          INCOME
-----                                    ----------------
Short - Term Bond                             10.58%
Intermediate Government Income                34.90%
Corporate Bond                                4.11%
High Quality Bond                             34.72%

Appropriate tax information detailing the government income percentages on a calendar year basis will accompany your year end statement. As each state's rules on the exemption of this income differs, please consult your tax advisor regarding specific tax treatment.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund and High Quality Bond Fund (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of The Galaxy Fund as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   Coopers & Lybrand L.L.P.
December 19, 1997

---------------


  SHAREHOLDER
   SERVICES
----------------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FISSecurities, Inc., member NASD or Fleet Enterprises, Inc., member NASD and SIPC.

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                John T. O'Neill
                              President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                                Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                    W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Jylanne Dunne
                                Vice President &
                              Assistant Treasurer

                               INVESTMENT ADVISOR

                                Fleet Investment
                                 Advisors Inc.
                                75 State Street
                                   Boston, MA
                                     02109

                                  DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                              4400 Computer Drive
                                  Westborough,
                              Massachusetts 01581

                                 ADMINISTRATOR

                              First Data Investor
                              Services Group, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc. or any Fleet bank. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

                                [RECYCLE SYMBOL]

                   This report was printed on recycled paper.

                                                              ------------------
                                                                BULK RATE
                                                                U.S. POSTAGE
                                                                PAID
                                                                PERMIT NO. 105
                                                                N. READING, MA
                                                              ------------------
---------------


                  4400 Computer Drive
   GALAXY         Box 5108
    FUNDS         Westborough, MA 01581-5108
---------------






FN-080 (12/97) Date of first use 1/1/98